     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 8, 1999



                                                            FILE NOS. 333-

                                                                        811-5845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2




REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [X]


   Pre-Effective Amendment No.                               [ ]


   Post-Effective Amendment No.                              [ ]
                              and


REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [X]


   Amendment No. 26                                          [X]


                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

       1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
              (Registrant's Telephone Number, including Area Code)

                              Dennis J. McDonnell
                 President, Van Kampen Prime Rate Income Trust
                        1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, Illinois 60181-5555
                    (Name and Address of Agent for Service)

                                   Copies to:


     Wayne W. Whalen, Esq.          Thomas A. DeCapo, Esq.         A. Thomas Smith III, Esq.
     Thomas A. Hale, Esq.            Skadden, Arps, Slate,         Executive Vice President,
     Skadden, Arps, Slate,            Meagher & Flom LLP         General Counsel and Director
   Meagher & Flom (Illinois)           One Beacon Street                  Van Kampen
      333 W. Wacker Drive              Boston, MA 02108            Investment Advisory Corp.
    Chicago, Illinois 60606             (617) 573-4800          1 Parkview Plaza, P.O. Box 5555
        (312) 407-0700                                            Oakbrook Terrace, Illinois
                                                                          60181-5555



     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
                               ------------------

                   CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                           PROPOSED*          PROPOSED*
                                         AMOUNT OF          MAXIMUM            MAXIMUM            AMOUNT OF
        TITLE OF SECURITIES            SHARES BEING     OFFERING PRICE        AGGREGATE         REGISTRATION
          BEING REGISTERED              REGISTERED         PER UNIT        OFFERING PRICE           FEE*
----------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial
Interest............................    250,000,000          $9.91         $2,477,500,000         $688,745
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



* Estimated solely for the purpose of calculating the registration fee.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       VAN KAMPEN PRIME RATE INCOME TRUST

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 404(C)

                   ITEM NUMBER, FORM N-2                                 CAPTION IN PROSPECTUS
                   ---------------------                                 ---------------------
Part A
 1.  Outside Front Cover....................................    Cover Page
 2.  Inside Front and Outside Back Cover Page...............    Cover Page; Outside Back Cover
 3.  Fee Table and Synopsis.................................    Fund Expenses; Prospectus Summary
 4.  Financial Highlights...................................    Financial Highlights
 5.  Plan of Distribution...................................    Purchasing Shares of the Fund;
                                                                Management of the Fund
 6.  Selling Shareholders...................................    Not Applicable
 7.  Use of Proceeds........................................    The Fund; Investment Objective and
                                                                Policies; Special Risk Considerations
 8.  General Description of the Registrant..................    The Fund; Investment Objective and
                                                                Policies; Special Risk Considerations;
                                                                Investment Practices and Special Risks;
                                                                Description of Common Shares
 9.  Management.............................................    Management of the Fund; Custodian,
                                                                Dividend Disbursing and Transfer Agent
10.  Capital Stock, Long-Term Debt and Other Securities.....    The Fund; Taxation; Distributions;
                                                                Dividend Reinvestment Plan; Repurchase
                                                                of Shares; Description of Common
                                                                Shares; Communications with
                                                                Shareholders
11.  Defaults and Arrears on Senior Securities..............    Not Applicable
12.  Legal Proceedings......................................    Not Applicable
13.  Table of Contents of the Statement of Additional           Table of Contents of the Statement of
     Information............................................    Additional Information

                                                                            CAPTION IN SAI
                                                                            --------------
Part B
14.  Cover Page.............................................    Cover Page
15.  Table of Contents......................................    Cover Page
16.  General Information and History........................    Not Applicable
17.  Investment Objective and Policies......................    Investment Objective and Policies and
                                                                Special Risk Consideration; Investment
                                                                Restrictions; Portfolio Transactions
18.  Management.............................................    Trustees and Officers
19.  Control Persons and Principal Holders of Securities....    Trustees and Officers
20.  Investment Advisory and Other Services.................    Trustees and Officers; Management of
                                                                the Fund
21.  Brokerage Allocation and Other Practices...............    Portfolio Transactions
22.  Tax Status.............................................    Taxation
23.  Financial Statements...................................    Unaudited Financial Statements for the
                                                                Six Month Period Ended January 31,
                                                                1999; Notes to Unaudited Financial
                                                                Statements; Independent Accountants'
                                                                Report; Audited Financial Statements
                                                                for the Year Ended July 31, 1998; Notes
                                                                to Audited Financial Statements


Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES.


                  SUBJECT TO COMPLETION -- DATED APRIL 8, 1999


--------------------------------------------------------------------------------
                       VAN KAMPEN PRIME RATE INCOME TRUST
--------------------------------------------------------------------------------

    The Van Kampen Prime Rate Income Trust's objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment. They are made to corporations and other Borrowers and are often secured by specific assets of the Borrower. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value caused by changes in interest rates. You should, however, expect the Fund's net asset value to fluctuate as a result of changes in Borrower credit quality and other factors.

  There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."


  Pursuant to this Prospectus, the Fund is offering 250,000,000 common shares of beneficial interest. The Fund's Shares have no trading market and no market is expected to develop. You should consider your investment in the Fund to be illiquid. In order to provide Shareholders an opportunity to sell their Shares, the Fund currently intends to offer to repurchase at net asset value a portion of its outstanding Shares each quarter. There is no guarantee that you will be able to sell your Shares at any given time. If you hold your Shares for less than five years, you will likely be charged an early withdrawal charge at the time the Fund repurchases your Shares.


                               ------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THE SHARES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. A REPRESENTATION TO THE CONTRARY IS A CRIME.

                               ------------------

    SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

    The Fund continuously offers its Shares through Van Kampen Funds Inc., as principal underwriter, and through selected broker-dealers and financial services firms, at a price per Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Shares. Van Kampen Funds Inc. will pay the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000. The minimum initial investment for tax sheltered retirement plans is $250.


    The Fund's investment adviser is Van Kampen Investment Advisory Corp. This prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the
Fund, including a Statement of Additional Information dated May   , 1999, has
been filed with the Securities and Exchange Commission. This information is available upon written or oral request without charge. The Fund's Statement of Additional Information is incorporated herein by reference. You may get a copy of it by calling 1-800-341-2911. A table of contents for the Statement of Additional Information is on page 29. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information about SEC registrants.


                             VAN KAMPEN FUNDS LOGO


                     THIS PROSPECTUS IS DATED MAY   , 1999.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Fund Expenses...............................................      3
Prospectus Summary..........................................      4
Financial Highlights........................................      7
The Fund....................................................      8
Investment Objective and Policies...........................      8
Special Risk Considerations.................................     12
Investment Practices and Special Risks......................     15
Taxation....................................................     18
Management of the Fund......................................     19
Distributions...............................................     20
Dividend Reinvestment Plan..................................     21
Repurchase of Shares........................................     21
Description of Common Shares................................     23
Purchasing Shares of the Fund...............................     25
Communications With Shareholders............................     26
Custodian, Dividend Disbursing and Transfer Agent...........     27
Legal Opinions..............................................     27
Experts.....................................................     28
Additional Information......................................     28
Table of Contents for the Statement of Additional
  Information...............................................     29
Appendix A..................................................    A-1


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S ADVISER OR VAN KAMPEN FUNDS INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load................................................     None
  Early Withdrawal Charge...................................  0.00-3.00%(1)
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)
  Investment Advisory and Administration Fees(2)............    1.18%
  Interest Payments on Borrowed Funds.......................    0.00%
  Other Expenses............................................    0.18%
                                                              ----------
      Total Annual Operating Expenses.......................    1.36%


--------------------------------------------------------------------------------
(1) An early withdrawal charge of 3.00% will be imposed on most Shares accepted by the Fund for repurchase within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Repurchase of Shares" for additional information.

(2) See "Management of the Fund" for additional information.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


                                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                              --------   -----------   ----------   ---------
Assuming no tender of Shares................................    $14          $43          $74         $164
Assuming tender and repurchase of Shares on last day of
period and imposition of maximum applicable early withdrawal
charge......................................................    $44          $63          $84         $164


  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

  This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.


  THE FUND. Van Kampen Prime Rate Income Trust is a non-diversified, closed-end management investment company. The Fund completed an initial public offering of its common shares of beneficial interest in October, 1989. Since November, 1989 the Fund has continuously offered its Shares through Van Kampen Funds Inc. ("VKF") as principal underwriter. As of February 28, 1999, the Fund had 805,734,260 Shares outstanding and had net assets of $8,001,641,490.


  THE OFFERING. The Fund continuously offers Shares through VKF and through selected broker-dealers and financial services firms at net asset value. There is no initial sales charge or underwriting discount on purchases of Shares. VKF pays the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax sheltered retirement plans is $250.

  INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

  The Fund plans to invest at least 80% of its total assets in adjustable rate Senior Loans. Senior Loans are business loans made to Borrowers that may be corporations, partnerships or other entities. These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates.

  Senior Loans generally are negotiated between a Borrower and several financial institution Lenders represented by one or more Lenders acting as agent of all the Lenders. The Agent is responsible for negotiating the Loan Agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of Original Lenders originating a Senior Loan, may purchase Assignments of portions of Senior Loans from third parties and may invest in Participations in Senior Loans. Senior Loans may include certain foreign senior debt that is in the form of notes and not Loan Agreements.

  Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Seniors Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. Senior Loans also have contractual terms designed to protect Lenders. The Fund will only acquire Senior Loans of Borrowers that, in the Adviser's judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of their protective features, the Fund and the Adviser believe that Senior Loans of Borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and careful analyses and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. See "Special Risk
Considerations -- Borrower Credit Risk."


  Following are some of the Fund's other important investment policies: The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral. The Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must, however, be U.S. dollar denominated and pay principal and interest in U.S. dollars. The Fund may invest up to 20% of its total assets in any combination of the following:
(1) warrants, equity securities and junior debt securities in each case that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, and (2) high quality short-term debt securities.


  SHARE REPURCHASES. The Fund currently intends, each quarter, to offer to repurchase a portion of its outstanding Shares at their then current net asset value. Each repurchase must be preapproved by the Fund's Board of Trustees. To date, the Fund has repurchased Shares every quarter since it began operations. The Fund will impose an early withdrawal charge payable to VKF on most Shares accepted for repurchase that have been held for less than five years. There is no assurance that the Fund will in fact offer to repurchase any of its Shares. If the Fund does offer to repurchase Shares there is no guarantee that all or any Shares tendered will be purchased. The Fund may borrow to finance repurchases of Shares. Borrowings entail additional risks.


  INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser. The Adviser also serves as investment adviser to Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange, and to Van Kampen Senior Floating Rate Fund, a closed-end investment company engaged in a continuous offering. These funds also invest primarily in Senior Loans. As of February 28, 1999, the Fund together with these funds had over $11.5 billion in assets. See "Management of the Fund."


  ADMINISTRATOR. Van Kampen Investments Inc. is the Fund's administrator (the "Administrator"). See "Management of the Fund."

  FEES AND EXPENSES. The Fund will pay the Adviser a fee at an annual rate of 0.95% of the average daily net assets of the Fund. This fee is reduced on assets in excess of $4 billion. The Fund will pay the Administrator a fee at an annual rate of 0.25% of the average daily net assets of the Fund. See "Management of the Fund."

  DISTRIBUTIONS. The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net realized long-term capital gains, if any, will be distributed at least annually.

  DIVIDEND REINVESTMENT PLAN. You may elect to have your dividends and capital gain distributions automatically reinvested in additional Shares purchased from the Fund at net asset value. If you do not elect to participate in this dividend reinvestment plan you will receive distributions in cash.

SPECIAL RISK CONSIDERATIONS

  NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. If the Fund's Board of Trustees does not authorize the Fund to repurchase its Shares, you will not be able to sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to sell all of the Shares that you desire to sell.

  SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

  Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could disrupt the market for Senior Loans and result in fluctuations in the Fund's net asset value. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. See "Investment Objective and Policies."

  Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

  BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value and market value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

  The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.


  INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.


  PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan.

  FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of Shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

  NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  CERTAIN INVESTMENT PRACTICES. The Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions. See "Investment Practices and Special Risks."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for one Share of the Fund outstanding throughout the periods indicated. The information for the six month period ending January 31, 1999 is unaudited. The financial highlights have been audited by KPMG LLP, independent certified public accountants for the periods indicated except as previously noted, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.



                                                     SIX MONTHS                 YEAR ENDED JULY 31
                                                       ENDED         -----------------------------------------
                                                  JANUARY 31, 1999     1998       1997       1996       1995
                                                  ----------------     ----       ----       ----       ----
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period...........       $  9.976       $  9.963   $ 10.002   $ 10.046   $ 10.052
                                                      --------       --------   --------   --------   --------
 Net Investment Income.........................           .323           .675       .701       .735       .756
 Net Realized and Unrealized Gain/Loss.........          (.050)          .015      (.042)     (.028)     (.004)
                                                      --------       --------   --------   --------   --------
Total from Investment
 Operations....................................           .273           .690       .659       .707       .752
                                                      --------       --------   --------   --------   --------
Less:
 Distributions from Net Investment Income......           .325           .677       .698       .751       .758
 Distributions in Excess of Net Investment
   Income......................................            -0-            -0-        -0-        -0-        -0-
                                                      --------       --------   --------   --------   --------
Total Distributions............................           .325           .677       .698       .751       .758
                                                      --------       --------   --------   --------   --------
Net Asset Value, End of Period.................       $  9.924       $  9.976   $  9.963   $ 10.002   $ 10.046
                                                      ========       ========   ========   ========   ========
Total Return(2)................................          2.67%*         7.22%      6.79%      7.22%      7.82%
Net Assets at End of Period (in millions)......       $7,851.9       $7,312.9   $6,237.0   $4,865.8   $2,530.1
Ratio of Expenses to Average Net Assets........          1.36%          1.41%      1.42%      1.46%      1.49%
Ratio of Net Investment Income to Average Net
 Assets........................................          6.42%          6.81%      7.02%      7.33%      7.71%
Portfolio Turnover(3)..........................            21%*           73%        83%        66%        71%

                                                                                        OCTOBER 4, 1989
                                                                                         (COMMENCEMENT
                                                     YEAR ENDED JULY 31                  OF INVESTMENT
                                                 --------------------------             OPERATIONS) TO
                                                   1994      1993     1992    1991(1)    JULY 31, 1990
                                                   ----      ----     ----    -------   ---------------
Net Asset Value, Beginning of Period...........  $ 10.004   $9.998   $9.985   $10.008       $10.000
                                                 --------   ------   ------   -------       -------
 Net Investment Income.........................      .618     .600     .698     .907           .815
 Net Realized and Unrealized Gain/Loss.........      .015     .008     .004    (.008)          .005
                                                 --------   ------   ------   -------       -------
Total from Investment
 Operations....................................      .633     .608     .702     .899           .820
                                                 --------   ------   ------   -------       -------
Less:
 Distributions from Net Investment Income......      .585     .600     .689     .910           .812
 Distributions in Excess of Net Investment
   Income......................................       -0-     .002      -0-     .012            -0-
                                                 --------   ------   ------   -------       -------
Total Distributions............................      .585     .602     .689     .922           .812
                                                 --------   ------   ------   -------       -------
Net Asset Value, End of Period.................  $ 10.052   $10.004  $9.998   $9.985        $10.008
                                                 ========   ======   ======   =======       =======
Total Return(2)................................     6.52%    6.17%    7.25%    9.41%          8.51%*
Net Assets at End of Period (in millions)......  $1,229.0   $966.7   $928.3   $997.5        $ 659.1
Ratio of Expenses to Average Net Assets........     1.53%    1.53%    1.55%    1.56%          1.59%
Ratio of Net Investment Income to Average Net
 Assets........................................     6.16%    5.96%    6.98%    8.91%          9.91%
Portfolio Turnover(3)..........................       74%      67%      59%      41%            53%*


----------------
(1) If certain expenses had not been assumed by the investment adviser in 1991, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets (Annualized) 1.58%; Ratio of Net Investment Income to Average Net Assets
    (Annualized) 8.89%.

(2) Total Return is based upon net asset value which does not include payment of the early withdrawal charge.

(3) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.


*  Non-Annualized.


          See Financial Statements and Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

  Van Kampen Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company. It was organized as a Massachusetts business trust on July 14, 1989. It commenced investment operations on October 4, 1989 and on July 17, 1998 adopted its current name. The Fund completed an initial public offering of its common shares of beneficial interest ("Shares") in October, 1989. Since November, 1989, the Fund has continuously offered its Shares through Van Kampen Funds Inc. ("VKF") as principal underwriter. The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies. The Fund's principal office is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 and its telephone number is 1-800-421-5666.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

DESCRIPTION OF SENIOR LOANS

  In normal market conditions, the Fund plans to invest at least 80% of its assets in adjustable rate senior loans ("Senior Loans"). Because Senior Loans have very large minimum investments, typically $5 million or more, the Fund provides individual investors access to a market that normally is limited to institutional investors.

  INTEREST RATES AND MATURITY. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to is most creditworthy borrowers, although it may not be the bank's lowest available rate. The Fund expects that at least 65% of its assets will be invested in Senior Loans that at the time of investment provided the Borrower with the option of selecting an interest rate that is based on the Prime Rate. The CD rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

  Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As short term interest rates rise, interest payable to the Fund should increase. As short term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

  When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term income securities in response to the changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

  The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that the reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in the interest payable to the Fund. Fees received by the Fund may even enhance the Fund's income. See " -- The Senior Loan Process," below.

  PROTECTIVE PROVISIONS OF SENIOR LOANS. Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. These Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises, and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the Borrower. In some cases, a collateralized Senior Loan may be secured only by stock of the Borrower or its subsidiaries. The Loan Agreement may or may not require the Borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the Loan Agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans involve a greater risk of loss.

  Senior Loans also have contractual terms designed to protect Lenders. Loan Agreements often include restrictive covenants that limit the activities of the Borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.


  BORROWERS. Senior Loans are loans made to corporations, partnerships and other entities ("Borrowers"). Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 5% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must be U.S. dollar denominated and pay principal and interest in U.S. dollars. Investing in Senior Loans of non-U.S. Borrowers involves special risks. See "Special Risk Considerations -- Investment in Non-U.S. Issuers."


  The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on Borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

  The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of Borrowers.

  The Fund invests in a Senior Loan only if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent or other Lenders. When evaluating a Borrower the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Fund acquires a collateralized Senior Loan only if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a

Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Special Risk Considerations -- Borrower Credit Risk."

  The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan often is not rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality.


  The following table sets forth the market value, based on the higher of Standard & Poor's or Moody's Investors Service, Inc. rating categories, of the Senior Loans held by the Fund as of January 31, 1999:



Rated Obligations...........................................  69.6%
BBB/Baa: 3.0%; BB/Ba: 45.1%; B/B: 19.7%; CCC/Caa: 1.8%
Unrated Obligations.........................................  30.4%


THE SENIOR LOAN PROCESS

  Senior Loans generally are negotiated between a Borrower and several financial institutions ("Lenders") represented by one or more Lenders acting as agent ("Agent") of all the Lenders. The Agent is responsible for negotiating the loan agreement ("Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

  The Agent generally is required to administer and manage the Senior Loan on behalf of other Lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part, on analysis performed by the Agent and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the Agent usually is required to monitor the collateral. The Agent may rely on independent appraisals of specific collateral. The Agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The Agent generally is also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

  The Fund normally relies on the Agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from who the Fund has purchased a Participation) of any adverse change in the Borrower's financial condition. The Fund acts as a Lender with respect to a syndicated Senior Loan only where the Agent at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating agency or determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. For a description of Moody's Investor's Service, Inc. rating categories see Appendix A. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Special Risk Considerations -- Senior Loans."

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

  The Fund may have obligations under a Loan Agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if as a result of such purchase all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

TYPES OF SENIOR LOAN INVESTMENTS

  The Fund may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties, and may invest in participations ("Participations") in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than Loan Agreements. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

  ORIGINAL LENDER. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. When the Fund is an Original Lender it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the Borrower frequently require the unanimous vote or consent of all Lenders affected. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan.

  ASSIGNMENTS. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  PARTICIPATIONS. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the Lender selling the Participation and not with the Borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of such payments from the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender.

  The Fund has taken the following measures in an effort to minimize these risks. The Fund will only acquire Participations if the Lender selling the Participation and any other persons positioned between the Fund and the Lender
(i) at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating Agency or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a Participation in a Senior Loan it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

  OTHER SENIOR DEBT SECURITIES. The Fund may invest up to 5% of its total assets in certain senior debt securities that are in the form of notes or assignments rather than Loan Agreements. The Fund expects to purchase these senior debt securities only in the case of non-U.S. Borrowers. The Fund will only purchase senior debt securities if (i) the senior debt securities represent the only form of senior debt financing of the Borrower or (ii) the senior debt securities are pari passu in the capital structure with other Senior Loans of a Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar, or more favorable to the Fund, compared to the other Senior Loans of such Borrower. There may be no person performing the role of the Agent for senior debt securities. As a result, the Fund may be more dependent on the ability of the Adviser to monitor and administer these Senior Loans. Senior debt securities will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

  The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

OTHER IMPORTANT INVESTMENT POLICIES

  The Fund may invest up to 20% of its total asset in warrants, equity securities and junior debt securities acquired in connection with the acquisition, restructuring or disposition of Senior Loans. The Fund also may convert a warrant into the underlying security. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the value being given by the Fund in exchange for such interests is substantially outweighed by their potential value, investment in warrants, equity and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. These risks include the potential for increasing fluctuations in the Fund's net asset value. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities.

--------------------------------------------------------------------------------
                          SPECIAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

  NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. In the event that the Fund's Board of Trustees does not authorize the Fund to make repurchases of its Shares, you will not be able to otherwise sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time.

  SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

  Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per Share. Illiquid securities are also difficult to value.

  If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

  Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Should an Agent or a Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

  BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

  The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds." Senior Loans generally are not rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependant on the Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. As of January 31, 1999, the Fund held in its portfolio and had reduced the value of 5 Senior Loans (the aggregate value of which represented approximately 1.0% of the value of the Fund's net assets on such date) of Borrowers that were subject to protection under the federal bankruptcy laws.


  In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

  YEAR 2000 READINESS DISCLOSURE. The following two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998.

  Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser, Administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and Administrator are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

  In addition, it is possible that the markets for Senior Loans and other securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


  INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.


  EQUITY SECURITIES AND JUNIOR DEBT SECURITIES. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's net asset value.

  PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan.

  FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of Shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders. Borrowings may also result in greater volatility in the Fund's net asset value. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

  NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

--------------------------------------------------------------------------------
INVESTMENT PRACTICES AND SPECIAL RISKS
--------------------------------------------------------------------------------

  The Fund may: use interest rate and other hedging transactions, lend portfolio holdings, purchase and sell Senior Loans and other securities on a "when issued" or "delayed delivery" basis, and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

  The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

  Distributions. Distributions of the Fund's net investment income are taxable to holders of Shares as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to holders of Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Capital Gains Rates. The maximum tax rate applicable to net capital gains recognized by individuals and certain other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.


  Van Kampen Investments Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments Inc.'s more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.


  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

  INVESTMENT ADVISORY AGREEMENT. Subject to the authority of the Board of Trustees, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the

Fund requires the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

  - selecting which securities the Fund should purchase, hold or sell;

  - choosing the brokers through which the Fund will execute its portfolio transactions,

  - furnishing offices, necessary facilities and equipment, and

  - permitting the use of its officers and employees to serve without compensation as Trustees and officers of the fund.

  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser an annualized fee (accrued daily and paid monthly) equal to the percentage of the Fund's average net assets shown in the table below. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.

AVERAGE DAILY NET ASSETS   PERCENT PER ANNUM
------------------------   -----------------
   First $4.0 Billion       0.950 of 1.00%
   Next $ 3.5 Billion       0.900 of 1.00%
   Next $ 2.5 Billion       0.875 of 1.00%
   Over $10.0 Billion       0.850 of 1.00%

  PORTFOLIO MANAGEMENT. Jeffrey W. Maillet is a Senior Vice President of the Adviser and has been primarily responsible for the day to day management of the Fund's portfolio since the Fund commenced investment operations. Mr. Maillet has been employed by the Adviser since 1989. Mr. Maillet also has primary responsibility for the day to day management of the portfolio of the Van Kampen Senior Floating Rate Fund, a continuously offered closed-end investment company, and Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund.

  THE ADMINISTRATOR. The administrator for the Fund is Van Kampen Investments Inc. ("Van Kampen" and in such capacity, the "Administrator"). Its principal business address is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Administrator is the parent company of the Adviser.

  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator (i) monitors provisions of Loan Agreements and any Participations and Assignments and is responsible for recordkeeping for Senior Loans; (ii) arranges for the printing and dissemination of reports to holders of Shares; (iii) arranges for dissemination of the Fund's proxy and any tender offer materials to holders of Shares, and oversees the tabulation of proxies by the Fund's transfer agent;
(iv) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith and reviews the provision of dividend disbursing services to the Fund; (vi) provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) makes such reports and recommendations to the Board of Trustees as the Trustees reasonably request; and (viii) provides shareholder services to holders or potential holders of the Fund's securities.

  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's net assets.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

  The Fund's present policy is to declare daily and pay monthly distributions to holders of Shares of substantially all net investment income of the Fund. Net investment income consists of all interest income, fee income and other ordinary income earned by the Fund and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, generally will be distributed at least annually. You may elect to have distributions automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

  You may choose to have your dividend and capital gain distributions reinvested in additional Shares at net asset value (without a sales charge). If you do not make this election, all distributions will be made in cash.

  All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64153-9256. Please call (800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

  DIVIDEND DIVERSIFICATION. A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on Shares invested into shares of certain mutual funds advised by the Adviser or its affiliates, so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the distribution payment date. Purchases may be made only if shares of the selected fund are available for sale in the investor's state.
--------------------------------------------------------------------------------
REPURCHASE OF SHARES
--------------------------------------------------------------------------------
  The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to repurchase Shares through a tender offer for all or a portion of the Fund's then outstanding Shares. Such repurchases would be made at the net asset value of the Shares on the expiration date of the tender offer. Management of the Fund expects to recommend that the Board of Trustees approve such repurchases quarterly. Although tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there is no assurance that tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid. As of the date of this Prospectus, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKF will be imposed on most Shares accepted for tender by the Fund which have been held for less than five years, as described below.

  Although the Board of Trustees believes that tender offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Fund may be required to borrow money in order to finance repurchases.

  Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience. Any tender offer made by the Fund for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends.

  The Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Shares. The Fund does not intend to use borrowings for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).


  The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Fund has currently entered into a Credit Agreement dated April 17, 1997, as amended and restated on April 16, 1998 (the "Credit Agreement") among the Fund, as borrower, the banks thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Fund, which is not secured by the assets of the Fund or other collateral. As of the date of this Prospectus, the Fund has not borrowed any amounts available under the Credit Agreement which will terminate by its terms on April 15, 1999, unless extended by its terms. The Fund is currently evaluating alternative credit arrangements to provide additional liquidity for tender offers.


  Should the Fund determine to make a tender offer for its Shares, a notice describing the tender offer, containing information shareholders should consider in deciding whether to tender their Shares and including instructions on how to tender Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. The Fund will purchase Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Shares.

  Upon the death of a holder of Shares, VKF will waive any early withdrawal charge (discussed below) applicable to the first $100,000 worth of such holder's Shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Fund's transfer agent has received, on VKF's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the early withdrawal charge, in form satisfactory to the transfer agent, signed by the holder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Shares held in joint tenancy or tenancy in common will be deemed to be held by a single holder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such holder of Shares. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

  EARLY WITHDRAWAL CHARGE. An early withdrawal charge designed to recover offering expenses will be charged in connection with most Shares held for less than five years which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on a number of Shares accepted for cash tender from a record holder of Shares the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Shares owned by such holder (namely those purchased within the five years preceding the acceptance) over the purchase price of such Shares. The early withdrawal charge will be paid to VKF. For the fiscal years ended July 31, 1996, 1997 and 1998, VKF received payments totalling $5,721,300, $9,075,812 and $16,169,200, respectively, pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

     YEAR OF REPURCHASE
       AFTER PURCHASE                                               EARLY WITHDRAWAL CHARGE
     ------------------                                             -----------------------
      First.......................................................           3.0%
      Second......................................................           2.5%
      Third.......................................................           2.0%
      Fourth......................................................           1.5%
      Fifth.......................................................           1.0%
      Sixth and following.........................................           0.0%


  EXCHANGES. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender of Shares of the Fund in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies ("VK Funds") distributed by VKF. The Early Withdrawal Charge will be waived for Shares tendered in exchange for Class B Shares in the VK Funds; however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule on Shares of the Fund. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the initial purchase of the Shares of the Fund for calculating the applicable contingent deferred sales charge.


  The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling 1-800-341-2911 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Shares which have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss.
--------------------------------------------------------------------------------
DESCRIPTION OF COMMON SHARES
--------------------------------------------------------------------------------

  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended to the date hereof (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Shares.

  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $.01 par value per common share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, the Fund will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

  The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares. The following table sets forth, since the commencement of the Fund's investment operations, for the quarterly periods ending on the dates set forth below the high and low net asset value per Share during such period.


                  QUARTERLY PERIOD ENDING                       HIGH              LOW
                  -----------------------                     --------          --------
March 31, 1999..............................................   $ 9.93            $ 9.91

December 31, 1998...........................................     9.98              9.91
September 30, 1998..........................................     9.98              9.93
June 30, 1998...............................................     9.99              9.96
March 31, 1998..............................................     9.99              9.96

December 31, 1997...........................................   $ 9.98            $ 9.96
September 30, 1997..........................................     9.98              9.96
June 30, 1997...............................................     9.98              9.97
March 31, 1997..............................................     9.99              9.97

December 31, 1996...........................................   $10.01            $ 9.99
September 30, 1996..........................................    10.01             10.00
June 30, 1996...............................................    10.00             10.00
March 31, 1996..............................................    10.03             10.00

December 31, 1995...........................................   $10.04            $10.02
September 30, 1995..........................................    10.05             10.04
June 30, 1995...............................................    10.05             10.03
March 31, 1995..............................................    10.07             10.02

December 31, 1994...........................................   $10.06            $10.04
September 30, 1994..........................................    10.05             10.03
June 30, 1994...............................................    10.05             10.03
March 31, 1994..............................................    10.07             10.05

December 31, 1993...........................................   $10.07            $10.00
September 30, 1993..........................................    10.01              9.99
June 30, 1993...............................................    10.06              9.99
March 31, 1993..............................................    10.06             10.04

December 31, 1992...........................................   $10.04            $ 9.97
September 30, 1992..........................................    10.02              9.99
June 30, 1992...............................................    10.01              9.98
March 31, 1992..............................................    10.02             10.00

December 31, 1991...........................................   $10.01            $ 9.99
September 30, 1991..........................................     9.99              9.98
June 30, 1991...............................................     9.99              9.98
March 31, 1991..............................................    10.00              9.99

December 31, 1990...........................................   $10.00              9.99
September 30, 1990..........................................    10.01             10.00
June 30, 1990...............................................    10.02             10.00
March 31, 1990..............................................    10.02             10.02

December 31, 1989...........................................   $10.02            $10.00

  As of March 31, 1999, the net asset value per Share was $9.91. The following table sets forth certain information with respect to the Shares as of February 28, 1999:



                                                                                (3)            (4)
                                                                              AMOUNT          AMOUNT
                                                                               HELD        OUTSTANDING
                                                                 (2)        BY FUND FOR    EXCLUSIVE OF
                            (1)                                 AMOUNT        ITS OWN      AMOUNT SHOWN
                       TITLE OF CLASS                         AUTHORIZED      ACCOUNT       UNDER (3)
                       --------------                         ----------    -----------    ------------
Common shares of beneficial interest, $.01 par value           unlimited              0     805,734,260



  To the knowledge of the Fund, as of March 12, 1999, no person held 5% or more of the Fund's Shares either beneficially or of record, except that Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, TX 77056, owned of record 6.056%. Further, as of such date, officers and trustees of the Fund as a group owned less than 1% of the Shares.


  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving holders of Shares of an opportunity to sell their Shares at a premium over prevailing market prices.

  The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  A Trustee may be removed from office (i) with cause by a written instrument signed by at least two-thirds of the remaining Trustees or (ii) by a vote of the holders of at least two-thirds of the Shares.

  The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
--------------------------------------------------------------------------------
PURCHASING SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund offers continuously its Shares through VKF, the principal underwriter, whose offices are located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Shares will also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.

  Except as discussed below under "Investments by Tax Sheltered Retirement Plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.

  The Shares will be offered by the Fund at the public offering price next computed after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 5:00 p.m. Eastern time, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order. The public offering price is equal to the net asset value per Share. There will be no initial sales charge or underwriting discount on purchases of Shares.

  VKF will compensate broker-dealers participating in the continuous offering at a rate of 3.0% of the dollar value of Shares purchased from the Fund by such broker-dealers. If the Shares remain outstanding after one year from the date of their original purchase, VKF will compensate such broker-dealers at an annual rate, paid quarterly, in an amount based on a percentage of the dollar value of such Shares, in accordance with the following schedule:

                                                                        ANNUAL
                                                                   COMPENSATION AS A
                      YEAR AFTER DATE                             PERCENTAGE OF VALUE
                    OF ORIGINAL PURCHASE                         OF SHARES OUTSTANDING
                    --------------------                         ---------------------
First.......................................................             0.00%
Second......................................................             0.10%
Third.......................................................             0.15%
Fourth......................................................             0.20%
Fifth.......................................................             0.25%
Sixth and following.........................................             0.35%

At various times VKF may implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. The value of any such non-cash awards will not exceed $50 per person annually. These incentives will not change the price investors pay for Shares or the amount that the Fund will receive from the sale of Shares. The compensation paid to broker-dealers at the time of purchase and any quarterly payments mentioned above will be paid by VKF out of its own assets, and not out of the assets of the Fund. An early withdrawal charge payable to VKF will be imposed on most Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. See "Repurchase of Shares." The compensation paid to broker-dealers and VKF, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed applicable limitations. VKF will monitor the aggregate value of all such compensation on an ongoing basis.

  Automatic Investment. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the Automatic Investment application available from the transfer agent, the Fund, such investor's broker or dealer, or VKF. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the Automatic Investment Program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

  Investments by Tax-Sheltered Retirement Plans. Shares are available for purchase in connection with certain types of tax-sheltered retirement plans. Eligible investors may establish individual retirement accounts ("IRAs"); Employee Pension Plans ("SEP's"); other pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans.

  The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

  Shareholders considering establishing a retirement plan or purchasing any Fund shares in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

  The illiquid nature of the Shares may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.

--------------------------------------------------------------------------------
COMMUNICATIONS WITH SHAREHOLDERS
--------------------------------------------------------------------------------

  The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

  When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future. These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.

                                                                                COMPARISON OF PRIME RATE,
                                                                                 TREASURY BILL RATE AND
                                                                             LONDON INTER-BANK OFFERED RATE
                                                                           (AS OF 12/31 OF EACH CALENDAR YEAR)
                                                           -------------------------------------------------------------------
                                                            1984      1985      1986      1987      1988      1989      1990
                                                            ----      ----      ----      ----      ----      ----      ----
Prime Rate(1)............................................   12.06%     9.99%     8.38%     8.15%     9.24%    10.88%    10.01%
3 Month Treasury Bill Rate(2)............................  8.6000%   7.1000%   5.5300%   5.7700%   8.0700%   7.6300%   6.7400%
3 Month LIBOR(3).........................................  8.7500%   8.0000%   6.3750%   7.4375%   9.6200%   8.3750%   7.6300%


                                                   1991      1992      1993      1994      1995      1996      1997      1998
                                                   ----      ----      ----      ----      ----      ----      ----      ----
Prime Rate(1)...................................    8.46%     6.25%     6.00%     8.50%     8.83%     8.50%     8.50%     7.75%
3 Month Treasury Bill Rate(2)...................  4.0700%   3.2200%   3.0600%   5.6000%   5.1400%   4.9100%   5.1790%   4.8742%
3 Month LIBOR(3)................................  4.3125%   3.4375%   3.3750%   6.5000%   5.6250%   5.5625%   5.8125%   5.0600%


---------------
(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

(2)  The 3 Month Treasury Bill Rate. Source: Bloomberg.

(3) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.
--------------------------------------------------------------------------------
CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
--------------------------------------------------------------------------------

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, Massachusetts 02105-1713, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256 is the dividend disbursing and transfer agent of the Fund.
--------------------------------------------------------------------------------
LEGAL OPINIONS
--------------------------------------------------------------------------------

  Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP.

--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------


  The financial statements for the period ended July 31, 1998, included in the Statement of Additional Information, have been so included in reliance on the report of KPMG LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 8
Management of the Fund......................................  B- 9
Dividend Reinvestment Plan..................................  B-11
Net Asset Value.............................................  B-12
Taxation....................................................  B-13
Repurchase of Shares........................................  B-15
Unaudited Financial Statements for the Six Month Period
  Ended January 31, 1999....................................  F-1
Notes to Unaudited Financial Statements.....................  F-28
Independent Accountants' Report.............................  F-34
Audited Financial Statements for the Year Ended July 31,
  1998......................................................  F-35
Notes to Audited Financial Statements.......................  F-50

                                   APPENDIX A

MOODY'S INVESTORS SERVICE

  A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa in the corporate finance sectors, and from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.


  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        -- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S


  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



  Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



LONG TERM ISSUE CREDIT RATINGS



  Issue credit ratings are based, in varying degrees, on the following considerations:



  1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;



  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



  AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



  BB: An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  B: An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



  CCC: An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



  CC: An obligation rated 'CC' is currently HIGHLY VULNERABLE to nonpayment.



  C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



  D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  Plus (+) or minus (-) ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



SHORT-TERM ISSUE CREDIT RATINGS



  A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



  A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



  A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



  B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



  C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



  D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



LOCAL CURRENCY AND FOREIGN CURRENCY RISKS



  Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER 1-800-341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR 1-800-421-5666.

DEALERS--FOR DEALER
INFORMATION, CALL
1-800-421-5666. FOR WIRE ORDERS
CALL ACCESS INVESTOR
SERVICES, INC.'S TOLL FREE
NUMBER--1-800-231-7166

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL 1-800-421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL 1-800-847-2424
VAN KAMPEN PRIME RATE INCOME TRUST
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

Principal Underwriter

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

Dividend Disbursing and Transfer Agent

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. BOX 418256
Kansas City, MO 64141-9256
Attn: Van Kampen Prime Rate Income Trust

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Prime Rate Income Trust

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants


KPMG LLP


303 East Wacker Drive

Chicago, IL 60601

--------------------------------------------------------------------------------

                                   PRIME RATE
                                  INCOME TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                  MAY   , 1999




                                      LOGO

                                                                   PRIT PRO 5/99

     The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED APRIL 8, 1999


                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


  Van Kampen Prime Rate Income Trust, formerly known as Van Kampen American Capital Prime Rate Income Trust (prior to July 17, 1998) (the "Fund"), is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund
dated May   , 1999 (the "Prospectus"). This Statement of Additional Information
does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-341-2911, or for Telecommunications Device for the Deaf, 1-800-421-2833. This Statement of Additional Information incorporates by reference the entire Prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................   B-2
Investment Restrictions.....................................   B-2
Trustees and Officers.......................................   B-4
Portfolio Transactions......................................   B-8
Management of the Fund......................................   B-9
Dividend Reinvestment Plan..................................  B-11
Net Asset Value.............................................  B-12
Taxation....................................................  B-13
Repurchase of Shares........................................  B-15
Unaudited Financial Statements for the Six Month Period
  Ended January 31, 1999....................................   F-1
Notes to Unaudited Financial Statements.....................  F-28
Independent Accountants' Report.............................  F-34
Audited Financial Statements for the Year Ended July 31,
  1998......................................................  F-35
Notes to Audited Financial Statements.......................  F-50


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY   , 1999.

                       INVESTMENT OBJECTIVE AND POLICIES
                        AND SPECIAL RISK CONSIDERATIONS


  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans should minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and the associated special risk considerations, see "Investment Objective and Policies" and "Special Risk Considerations" in the Prospectus.


                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

   2. Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  For purposes of investment restriction number 2, the Fund has adopted supplementally a more restrictive non-fundamental investment policy that in effect changes the phrase "more than 25%" to "25% or more." For purposes of investment restriction number 2 and the supplement just described, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

  FUND STRUCTURE. The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to affect any conversion of the Fund to a master-feeder structure.

                             TRUSTEES AND OFFICERS

  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five (5) years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares ("VKF"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Investor Services Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company and Van Kampen Exchange Corp. The Adviser and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" currently consists of 42 investment companies (including the Fund) advised by the Adviser on its affiliates that have the same members on each investment company's Board of Trustees. Unless otherwise noted the address of each of the Trustees and officers is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555.

DENNIS J. MCDONNELL,* DATE OF BIRTH 05/20/42, PRESIDENT, CHAIRMAN OF THE BOARD AND TRUSTEE. Mr. McDonnell is Executive Vice President and a Director of Van Kampen, President, Chief Operating Officer and a Director of the Advisers, Van Kampen Advisors Inc., and Van Kampen Management Inc. Director or officer of certain other subsidiaries of Van Kampen. Mr. McDonnell is also a Director of Global Decisions Group LLC. Prior to July of 1998, Director and Executive Vice President of VK/AC Holding, Inc. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited and MCM (Europe) Limited. Mr. McDonnell is also President, Chairman of the Board, Trustee and Managing General Partner of each of the funds in the Fund Complex and President of other investment companies advised by the Advisers or their affiliates.

THEODORE A. MYERS, DATE OF BIRTH 08/03/30, TRUSTEE. Mr. Myers is a Senior Financial Advisor of Qualitech Steel Corporation, a manufacturer of special quality bar products, as well as iron carbide (a steel scrap substitute). Mr. Myers is a Director of COVA Series Trust of COVA Financial Life Insurance (formerly known as Xerox Life). He is also a member of the Arthur Anderson Chief Financial Officer Advisory Committee. Prior to 1997, Mr. Myers was a Director of McClouth Steel, and prior to July of 1996, Mr. Myers was an Executive Vice President and Chief Financial Officer of Qualitech Steel Corporation. Prior to August, 1993, Mr. Myers was Senior Vice President, Chief Financial Officer and a Director of Foods Brand America (formerly known as Doskocil Companies, Inc.), a food processing and distribution company. Prior to January, 1990, Mr. Myers was Vice President and Chief Financial Officer of Inland Steel Industries. His address is 550 Washington Avenue, Glencoe, Illinois 60022. Mr. Myers is also a Trustee, Director and Managing General Partner of each of the funds in the Fund Complex.

ROD DAMMEYER, DATE OF BIRTH 11/05/40, TRUSTEE. Mr. Dammeyer is Managing Partner of Equity Group Investments, Inc. (EGI), a company that makes private equity investments in other companies, and Vice Chairman and Director of Anixter International Inc., a value-added provider of integrated networking and cabling solutions that support business information and network infrastructure requirements (employed by Anixter since 1985). Prior to 1997, Mr. Dammeyer was President, Chief Executive Officer and a Director of Great American Management & Investment, Inc., a diversified manufacturing company. He is also a member of the Board of Directors of TeleTech Holdings Inc., Lukens, Inc., Metal Management, Inc., Stericycle, Inc., Transmedia Networks, Inc., Jacor Communications, Inc., CNA Surety, Corp., IMC Global Inc., Antec Corporation, Groupo Azucarero Mexico (GAM) and Kent State University Foundation. Mr. Dammeyer was previously a Director of Santa Fe Energy Resources, Inc., Falcon Building Products, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. Prior to 1998, Mr. Dammeyer was a Director of Capsure Holdings Corp., Revco D.S., Inc., the Chase Manhattan Corporation National Advisory Board and Sealy, Inc. His address is Two North Riverside Plaza, Suite 1950, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

DAVID C. ARCH, DATE OF BIRTH 07/17/45, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care product's manufacturer. Director of Elmhurst College and the Illinois

Manufacturers' Association. His address is 1800 Swift Drive, Oak Brook, Illinois 60523. Mr. Arch is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

STEVEN MULLER, DATE OF BIRTH 11/22/27, TRUSTEE. Dr. Muller is Chairman of The 21(st) Century Foundation (public affairs). He is President Emeritus of The Johns Hopkins University. He is also a Director of Beneficial Corporation (bank holding company) and Millpore Corporation (biotechnology). Prior to December, 1997, Dr. Muller was a director of the Common Sense Trust and, prior to May, 1997, a Director of BT Alex. Brown & Sons (investment banking). His address is The Johns Hopkins University, Suite 711, 1619 Massachusetts Avenue, N.W., Washington, D.C. 20036. Dr. Muller is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

HOWARD J KERR, DATE OF BIRTH 11/17/35, TRUSTEE. Mr. Kerr is President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Mr. Kerr is also a Director of Canbra Foods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. Prior to 1991, Mr. Kerr was President, Chief Executive Officer and Chairman of the Board of Directors of Grabill Aerospace Industries, Ltd. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, Illinois 60045. Mr. Kerr is a Trustee and Managing General Partner of each of the funds in the Fund Complex.


DON G. POWELL,* DATE OF BIRTH 10/19/39, TRUSTEE. Mr. Powell is currently a member of the board of governors and executive committee for the Investment Company Institute, and a member of the Board of Trustees of the Houston Museum of Natural Science. Immediate past chairman of the Investment Company Institute. Prior to January 1999, Chairman and a Director of Van Kampen Investments, the Advisers, the Distributor and Investor Services and Director or officer of certain other subsidiaries of Van Kampen Investments. Prior to July of 1998, Director and Chairman of VK/AC Holding, Inc. Prior to November 1996, President, Chief Executive Officer and a Director of VK/AC Holding, Inc. Trustee/Director of each of the funds in the Fund Complex and Trustee of other funds advised by the Advisers or Van Kampen Management Inc.


HUGO F. SONNENSCHEIN, DATE OF BIRTH 11/14/40, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Prior to July, 1993, Mr. Sonnenschein was Provost of Princeton University, and, from 1988 to 1991, Mr. Sonnenschein was Dean of the School of Arts and Sciences at the University of Pennsylvania. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, Suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

WAYNE W. WHALEN,* DATE OF BIRTH 08/22/39, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois), legal counsel to each of the funds in the Fund Complex, and other investment companies advised by the Advisers or their affiliates. His address is 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Whalen is also a Trustee and Managing General Partner of each of the funds in the Fund Complex and Trustee and Director of other investment companies advised by the Advisers or their affiliates.

PETER W. HEGEL, DATE OF BIRTH 06/25/56, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser. He is Executive Vice President of Asset Management, Van Kampen Management, Inc. and Van Kampen Advisors Inc. Prior to September of 1996, he was a Director of McCarthy, Crisanti & Maffei, Inc. He is Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

JEFFREY W. MAILLET, DATE OF BIRTH 09/30/56, VICE PRESIDENT. Mr. Maillet is Senior Vice President and Portfolio Manager of the Adviser. He is Senior Vice President of Van Kampen Management Inc. and Asset Management.


A. THOMAS SMITH III, DATE OF BIRTH 12/14/56, VICE PRESIDENT AND SECRETARY. Mr. Smith is Executive Vice President, General Counsel, Secretary and Director of Van Kampen. He is also Executive Vice President, General Counsel, Assistant Secretary and Director of the Advisers, VKF and of certain other subsidiaries of Van Kampen. From January 1994 through January 1999, he was securities counsel to New York Life Insurance Company, serving as Vice President and Associate General Counsel since March 1997. He was

Assistant General Counsel of The Dreyfus Corporation from September 1991 to December 1993 and a Senior Associate of Willkie Farr & Gallagher from February 1989 to August 1991. From January 1986 to January 1989, Mr. Smith was a Staff Attorney with the U.S. Securities and Exchange Commission in the Division of Investment Management's Office of Chief Counsel.



EDWARD C. WOOD, III, DATE OF BIRTH 01/11/56, VICE PRESIDENT. Mr. Wood is Senior Vice President of Van Kampen, the Advisers and Van Kampen Management Inc. He is also Senior Vice President and Chief Operating Officer of VKF. Mr. Wood is Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.


CURTIS W. MORELL, DATE OF BIRTH 08/04/46, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Morell is Senior Vice President of Van Kampen and the Advisers. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Morell is Vice President and Chief Accounting Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

WESTON B. WETHERELL, DATE OF BIRTH 06/15/56, ASSISTANT SECRETARY. Mr. Wetherell is Vice President, Associate General Counsel and Assistant Secretary of Van Kampen, VKF, the Advisers and of certain other subsidiaries of Van Kampen. Prior to September of 1996, Mr. Wetherell was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. Mr. Wetherell is an Assistant Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

NICHOLAS DALMASO, DATE OF BIRTH 03/01/65, ASSISTANT SECRETARY. Mr. Dalmaso is Vice President, Assistant Secretary and Associate General Counsel of Van Kampen, VKF, the Advisers and of certain other subsidiaries of Van Kampen. Mr. Dalmaso is Assistant Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.


JAMES J. BOYNE, DATE OF BIRTH 04/10/66, ASSISTANT SECRETARY. Mr. Boyne is Senior Vice President, Associate General Counsel and Assistant Secretary of Van Kampen, VKF, the Advisers, Van Kampen Investor Services Inc., and of certain other subsidiaries of Van Kampen. Prior to July of 1998, Mr. Boyne was Vice President, Associate General Counsel and Assistant Secretary of VK/AC Holding, Inc. Prior to September of 1996, Mr. Boyne was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. He is Assistant Secretary of the Fund, Van Kampen Senior Floating Rate Fund and Van Kampen Senior Income Trust.


SCOTT E. MARTIN, DATE OF BIRTH 08/20/56, ASSISTANT SECRETARY. Mr. Martin is Senior Vice President, Deputy General Counsel and Secretary of Van Kampen, VKF, the Advisers, Van Kampen Investor Services Inc., and of certain other subsidiaries of Van Kampen. Prior to July of 1998, Mr. Martin was Senior Vice President, Deputy General Counsel and Assistant Secretary of VK/AC Holding, Inc. Prior to September of 1996, Mr. Boyne was Deputy General Counsel and Secretary of McCarthy, Crisanti Maffei, Inc. He is a Assistant Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.


JOHN L. SULLIVAN, DATE OF BIRTH 08/20/55, VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER. Mr. Sullivan is Senior Vice President of Van Kampen and the Advisers. Mr. Sullivan is Chief Financial Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.


STEVEN M. HILL, DATE OF BIRTH 10/16/64, ASSISTANT TREASURER. Mr. Hill is Vice President of Van Kampen and the Advisers. Mr. Hill is Treasurer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

TANYA M. LODEN, DATE OF BIRTH 11/19/59, CONTROLLER. Ms. Loden is Vice President of Van Kampen and the Advisers. Her address is 2800 Post Oak Blvd., Houston, TX 77056. Ms. Loden is Controller of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

MICHAEL ROBERT SULLIVAN, DATE OF BIRTH 03/30/33, ASSISTANT CONTROLLER. Mr. Sullivan is Assistant Vice President of Van Kampen and the Advisers. His address is 2800 Post Oak Blvd., Houston, TX 77056.

Mr. Sullivan is Assistant Controller of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

     *Such trustees are "interested persons" as defined in the 1940 Act. Messrs. McDonnell and Powell are interested persons of the Adviser and the Fund by reason of their positions at the Adviser. Mr. Whalen is an interested person of the Fund by reason of his law firm having acted as legal counsel to the Fund.

The officers and Trustees hold the same positions with other funds in the Fund Complex. The officers and Trustees as a group own less than 1% of the Fund's outstanding Shares. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, VKF or Van Kampen is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. Funds in the Fund Complex, including the Fund, pay the Trustees who are not affiliated persons of the Adviser, VKF or Van Kampen, an annual Fund Complex retainer (generally equal to the product of $2,500 times the number of funds in the Fund Complex), which retainer is then allocated among funds in the Fund Complex based on their relative net assets, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser, VKF or Van Kampen, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser, VKF or Van Kampen, can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other funds in the Fund Complex as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Fund indemnifies every Trustee and officer of the Fund against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund.

COMPENSATION TABLE


                                                                                  FUND COMPLEX
                                                         --------------------------------------------------------------
                                                                                                             TOTAL
                                         AGGREGATE        ESTIMATED AGGREGATE                            COMPENSATION
                          YEAR OF       COMPENSATION     PENSION OR RETIREMENT    ESTIMATED AGGREGATE   BEFORE DEFERRAL
                         ELECTION/    BEFORE DEFERRAL       BENEFITS ACCRUED        ANNUAL BENEFITS        FROM THE
       NAME(1)          APPOINTMENT   FROM THE FUND(2)   AS PART OF EXPENSES(3)   UPON RETIREMENT(4)    FUND COMPLEX(5)
       -------          -----------   ----------------   ----------------------   -------------------   ---------------
David C. Arch.........     1989           $23,055               $10,861                 $97,500            $160,875
Rod Dammeyer..........     1989            23,055                19,532                  97,500             161,125
Howard J Kerr.........     1992            23,055                37,215                  96,250             161,125
Steven Muller.........     1998            23,055                22,683                   7,500             161,125
Theodore A. Myers.....     1989            23,055                66,530                  81,750             161,125
Hugo F.
  Sonnenschein........     1994            23,055                18,878                  97,500             161,125
Wayne W. Whalen.......     1989            23,042                22,126                  97,500             160,625


---------------
(1) Each of Messrs. McDonnell and Powell is an affiliated person of the Adviser, VKF and Van Kampen, and does not receive compensation or retirement benefits from the Fund.

(2) The amounts shown in this column are the Aggregate Compensation of the Fund before deferral by the trustees under the deferred compensation plan during its last completed fiscal year ended July 31, 1998. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended July 31, 1998: Mr. Dammeyer $25,312; Mr. Sonnenschein $25,312; Mr. Kerr $2,507; and Mr. Whalen $25,299. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of July 31, 1998 is as follows: Mr. Dammeyer $41,486; Mr. Sonnenschein $41,451; Mr. Kerr $16,044; and Mr. Whalen $36,604. The
deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.


(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit Accruals expected to be accrued by the 41 operating investment companies in the Fund Complex as of December 31, 1998 for their respective fiscal year ends in 1998. The retirement plan is described above the table.



(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the 41 operating investment companies in the Fund Complex as of December 31, 1998 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 60 and with at least ten years of service to the Fund. The retirement plan is described above the compensation table.



(5) The amounts shown in this column are accumulated from the Aggregate Compensation of the 41 investment companies in the Fund Complex for the year ended December 31, 1998 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $285,825 for the year ended December 31, 1998.


                             PORTFOLIO TRANSACTIONS


  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Special Risk Considerations" in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.


  With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser, VKF or Van Kampen. For the fiscal years ended July 31, 1996, 1997 and 1998, the Fund paid brokerage commissions of $179,000, $51,563 and $0, respectively.

  If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative net asset value and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

  Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

THE ADVISER

  The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.


  Van Kampen Investments Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments Inc.'s more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities;

merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

INVESTMENT ADVISORY AGREEMENT

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund was approved by the shareholders of the Fund at a shareholders meeting held on May 28, 1997. The Advisory Agreement continues from year to year, unless earlier terminated as described below, if approved annually
(a) by the Trustees of the Fund or by a majority of the Fund's Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. For the fiscal years ended July 31, 1996, 1997 and 1998, the Fund recognized investment advisory fees pursuant to the Advisory Agreement of $36,408,493 $52,313,966 and $63,011,682, respectively.


  The Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.


  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities. The Advisory Agreement continues in effect from year to year only if specifically approved by the Trustees, and by the disinterested Trustees, or the Fund's holders of Shares in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party and will terminate automatically in the event of assignment.


THE ADMINISTRATOR

  The administrator for the Fund is Van Kampen Investments Inc. (in such capacity, the "Administrator"), who is an affiliate of the Adviser. For the fiscal years ended July 31, 1996, 1997 and 1998, the Fund recognized administrative fees pursuant to the Administration Agreement of $9,614,696, $13,976,102 and $16,947,689, respectively.

  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

OTHER AGREEMENTS

  LEGAL SERVICES AGREEMENT. The Fund and each of the other funds advised by the Adviser and distributed by VKF have entered into a Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by VKF also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by VKF, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                           DIVIDEND REINVESTMENT PLAN

  The Fund offers a Dividend Reinvestment Plan (the "Plan"). Under the Plan Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional Shares. Unless you elect to participate in the Plan, you will receive distributions in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for Shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent maintains each Shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares will be held by the Plan Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholders as representing the total amount registered in the record Shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Shareholders of the Fund at least 90 days before the record date for the dividend distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Shareholders of the Fund.

  All registered Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64153-9256. Please call (800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  The value of the Fund's portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such Senior Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Adviser generally does not systematically consider (but may consider in certain instances) and, in any event, does not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.


                                    TAXATION


FEDERAL INCOME TAXATION

  The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things:
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including among other things, interest and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least an amount equal to the sum of (a) 98% of its ordinary income for such year and (b) 98% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

DISTRIBUTIONS

  Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rate" below. It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value of such shares on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.

SALE OF SHARES


  Except as discussed below, selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of repurchase of Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES


  The maximum tax applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


GENERAL


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Common Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                              REPURCHASE OF SHARES


  The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Fund has currently entered into a Credit Agreement dated April 17, 1997, as amended and restated on April 16, 1998 (the "Credit Agreement") among the Fund, as borrower, the banks thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Fund, which is not secured by the assets of the Fund or other collateral. As of the date of this Prospectus, the Fund has not borrowed any amounts available under the Credit Agreement which will terminate by its terms on April 15, 1999, unless extended by its terms. The Fund is currently evaluating alternative credit arrangements to provide additional liquidity for tender offers. [The Credit Agreement has terms and conditions substantially similar to the following:


  a. The Fund is entitled to borrow loans ("Loans") from the Financial Institutions amounts which in the aggregate do not exceed the lesser of (i) the $500 million credit facility each or (ii) twelve and one half percent (12.5%) of the net asset value of the Fund (defined as total assets minus total liabilities minus assets subject to liens).

  b. Loans made under the Credit Agreement, if any, will bear interest daily, at the Fund's option, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.375%, provided, however, that during any period the aggregate outstanding loans exceed $250 million, the rate shall be the federal funds rate plus 0.50%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.375% per annum, provided, however, that during any period the aggregate outstanding loans exceed $250 million, the rate shall be IBOR plus 0.50%. Such interest will be due on the outstanding principal amount (i) as to any federal funds rate loan on the last business day of each calendar quarter and (ii) as any offshore rate loan, from one (1) day to sixty (60) days from the date of the loan, as selected by the Fund in advance. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods in effect in respect of an offshore rate loan.

  c. The Fund paid approximately $107,000 of fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Fund is obligated to pay a commitment fee computed at the rate of 0.07% per annum on the average daily unused amount of the facility.

  d. The principal amount of loans made under the Credit Agreement, if any, are required to be paid sixty (60) days from the date of the loan. The Fund is entitled to prepay a loan in multiples of $1,000,000, provided that the Fund gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

  e. The drawdown of the initial Loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Fund executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

     The drawdown of each Loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan, (ii) the Fund's asset coverage ratio must be at least 8 to 1; (iii) there being no default or event of default in existence; (iv) the representations and warranties made in the Credit Agreement continuing to be true and (v) there are no loans outstanding for more than sixty (60) days on the day preceding the proposed borrowing date.

  f. The Credit Agreement contains various affirmative and negative covenants of the Fund, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets;
      (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations and perform its obligations under the Credit Agreement; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 12.5% of the net asset value of the Fund; and (vii) to not create any lien on any of its assets, with certain exceptions.

  g. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Fund's fundamental investment policies or investment restrictions; (v) failure to comply with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Fund; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Fund's investment adviser.

  h. The credit facility provided pursuant to the Credit Agreement will terminate on April 16, 1999 (the "Commitment Termination Date"), unless extended pursuant to the terms thereof, and all accrued interest and principal will be due thereon.


  The Fund intends to repay any loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Shares.]

  During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Shares and will establish procedures which will be specified in the tender offer documents, to enable Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

  If the Fund must liquidate portfolio securities in order to repurchase Shares tendered, the Fund may realize gains and losses.

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal                                       Bank Loan
 Amount                                          Ratings+       Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  1.2%
$  7,047    Aerostructures Corp., Term
            Loan............................  NR        BB-    12/31/03     $    7,050,529
   5,500    Decrane Finance Co., Term
            Loan............................  B1        B+     09/30/05          5,500,000
   7,425    Fairchild Holding Corp., Term
            Loan............................  NR        NR     06/18/04          7,425,763
     650    Fairchild Holding Corp.,
            Revolving Credit................  NR        NR     06/18/04            650,005
  38,125    Gulfstream Delaware Corp., Term
            Loan............................  NR        NR     09/30/02         38,127,398
  13,059    K & F Industries, Inc., Term
            Loan............................  Ba3       B+     10/15/05         13,060,710
   7,840    Tri-Star, Inc., Term Loan.......  NR        NR     09/30/03          7,842,182
  14,197    United Defense Industries, Inc.,
            Term Loan.......................  B1        BB-   10/06/05 to
                                                               10/06/06         14,198,853
   3,850    Whittaker Corp., Term Loan......  NR        NR     05/30/03          3,849,996
     795    Whittaker Corp., Revolving
            Credit..........................  NR        NR     05/30/01            794,264
                                                                            --------------
                                                                                98,499,700
                                                                            --------------
            AUTOMOTIVE  2.8%
  34,000    American Axel and Manufacturing,
            Inc., Term Loan.................  B1        B+     04/30/06         34,007,593
   8,423    American Bumper and
            Manufacturing Co., Term Loan....  NR        NR     04/30/04          8,425,376
  56,427    Breed Technologies, Inc., Term
            Loan............................  B1        BB    04/27/04 to
                                                               04/27/06         56,428,164
   3,359    Breed Technologies, Inc.,
            Revolving Credit................  B1        BB    04/27/04 to
                                                               04/27/06          3,359,511
  63,377    Federal Mogul Corp., Term
            Loan............................  Ba2       B+    12/31/03 to
                                                               12/31/05         63,425,630
   1,517    Federal Mogul Corp., Revolving
            Credit..........................  Ba2       B+     03/12/04          1,518,261
  10,000    Insilco Corp., Term Loan........  Ba3       B+     11/24/05          9,999,743
   4,798    JMS Automotive Rebuilders, Inc.,
            Term Loan (a)(b)................  NR        NR     06/30/04          3,946,997
   6,500    Metalforming Technologies, Inc.,
            Term Loan.......................  NR        NR     06/30/05          6,500,824
   7,821    Murray's Discount Auto Stores,
            Inc., Term Loan.................  NR        NR     06/30/03          7,038,938

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal                                       Bank Loan
 Amount                                          Ratings+       Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
$    225    Murray's Discount Auto Stores,
            Inc., Revolving Credit..........  NR        NR     06/30/03     $      225,000
   9,243    The Plastech Group, Term Loan...  NR        NR    04/01/02 to
                                                               04/01/04          9,239,941
  16,491    Safelite Glass Corp., Term
            Loan............................  B1        B+    12/23/04 to
                                                               12/23/05         16,500,252
                                                                            --------------
                                                                               220,616,230
                                                                            --------------
            BROADCASTING--CABLE  5.4%
   4,646    Adelphia Cable Partners, LP,
            Revolving Credit................  Ba2       BB+    12/31/03          4,652,902
  22,500    Bresnan Communications Co., LP,
            Term Loan.......................  Ba3       BB+    03/31/06         22,529,625
   5,880    Cable Systems International,
            Inc., Term Loan.................  NR        NR     12/31/02          5,881,481
  17,500    Charter Communications
            Entertainment II, Term Loan.....  Ba3       NR     12/31/07         17,503,323
  32,000    Charter Communications
            Entertainment II & Long Beach,
            Term Loan.......................  Ba3       NR     03/31/06         32,014,300
  47,144    Chelsea Communications, Inc.,
            Term Loan.......................  Ba2       NR     12/31/04         47,146,985
  10,400    Encore Investments, Term Loan...  NR        NR     06/30/04         10,409,432
      20    Encore Investments, Revolving
            Credit..........................  NR        NR     06/30/04             20,000
  45,000    Falcon Holdings Group, LP, Term
            Loan............................  Ba3       BB-    12/31/07         44,502,125
  15,000    Frontiervision Operating
            Partners, LP, Term Loan.........  Ba3       BB     03/31/06         15,003,260
  22,083    Garden State Cablevision, LP,
            Revolving Credit................  NR        NR     06/30/05         22,086,929
  53,458    InterMedia Partners IV, LP,                       01/01/05 to
            Term Loan.......................  Ba3       NR     12/31/07         53,461,836
  60,170    Marcus Cable Operating Co.,                       12/31/02 to
            Term Loan.......................  Ba3       B-     04/30/04         60,177,510
   3,411    Marcus Cable Operating Co.,
            Revolving Credit................  Ba3       B-     12/31/02          3,410,571
   1,990    Mark Twain Cablevision, LP,
            Term Loan.......................  NR        NR     06/30/04          1,990,296

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            BROADCASTING--CABLE (CONTINUED)
$ 23,727    TCI Pacific, Inc., Term Loan....  NR        NR     12/31/04     $   23,728,174
  30,286    Triax Midwest Associates, Term
            Loan............................  NR        NR    06/30/06 to
                                                               06/30/07         30,285,956
   1,676    Triax Midwest Associates,
            Revolving Credit................  NR        NR     06/30/06          1,676,552
  27,029    TW Fanch, Revolving Credit......  NR        NR     12/31/04         27,041,126
                                                                            --------------
                                                                               423,522,383
                                                                            --------------
            BROADCASTING--DIVERSIFIED  1.2%
  76,638    Chancellor Broadcasting Co.,
            Term Loan.......................  Ba1       BB-    06/30/05         76,678,832
  18,653    Chancellor Broadcasting Co.,
            Revolving Credit................  Ba1       BB-    06/30/05         18,686,381
                                                                            --------------
                                                                                95,365,213
                                                                            --------------
            BROADCASTING--RADIO  0.4%
  35,000    Jacor Communications, Inc.,
            Term Loan.......................  Ba2       BB-    12/31/04         35,000,720
                                                                            --------------
            BROADCASTING--TELEVISION  1.8%
  11,731    Benedek Broadcasting Corp.,                       05/01/01 to
            Term Loan.......................  B1        NR     11/01/02         11,734,856
  20,000    Black Entertainment Television,
            Inc., Term Loan.................  NR        NR     06/30/06         20,002,856
   9,980    Lin Television Corp., Term
            Loan............................  Ba3       B-     03/31/07          9,980,279
  66,000    Sinclair Broadcasting, Term
            Loan............................  Ba2       BB-    09/15/05         66,012,534
  32,000    TLMD Acquisition Co., Term
            Loan............................  B1        B+     03/31/07         32,006,900
                                                                            --------------
                                                                               139,737,425
                                                                            --------------
            BUILDINGS & REAL ESTATE  0.8%
  20,000    BSL Holdings, Term Loan.........  NR        BB-    12/30/05         20,007,777
  47,222    Walter Industries, Inc., Term
            Loan............................  NR        NR     10/15/03         47,222,048
                                                                            --------------
                                                                                67,229,825
                                                                            --------------
            CHEMICAL, PLASTICS & RUBBER  4.7%
  11,227    Cedar Chemicals Corp., Term
            Loan............................  NR        NR     10/30/03         11,228,880
  10,527    Foamex, LP, Term Loan...........  Ba3       B     06/30/05 to
                                                               06/30/06         10,529,812
   5,357    Foamex, LP, Revolving Credit....  Ba3       B      06/12/03          5,357,153

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  6,965    General Chemical Group, Term
            Loan............................  NR        BB+    06/15/06     $    6,965,000
  10,000    Harris Speciality Chemicals,
            Term Loan.......................  NR        NR     03/31/06         10,000,000
  14,373    High Performance Plastics, Inc.,
            Term Loan.......................  NR        NR     03/31/05         14,372,993
  40,551    Huntsman Group Holdings, Term
            Loan............................  Ba2       BB    12/31/02 to
                                                               12/31/05         40,574,595
   6,667    Huntsman Group Holdings,
            Revolving Credit................  Ba2       BB     12/31/02          6,666,781
  18,939    Huntsman Specialty Chemical                       03/15/04 to
            Corp., Term Loan................  Ba2       NR     03/15/05         18,951,180
   5,640    Jet Plastica Industries, Inc.,
            Term Loan.......................  NR        NR    12/31/02 to
                                                               12/31/04          5,644,668
  30,000    Kosa, LLC, Term Loan............  Ba1       BB+    12/31/06         30,012,607
  93,487    Lyondell Petrochemical Corp.
            Term Loan.......................  Ba2       BBB-  06/30/99 to
                                                               06/30/05         93,525,450
  15,000    MetoKote Corp., Term Loan.......  NR        NR     11/02/05         15,004,863
   9,837    Pioneer Americas Acquisition
            Corp., Term Loan................  B2        B+     12/31/06          9,847,442
  11,964    Reid Plastics, Inc., Term
            Loan............................  NR        NR     11/12/03         11,971,069
  42,876    Sterling Chemicals, Inc., Term
            Loan............................  Ba3       NR     09/30/04         42,902,004
  11,585    Texas Petrochemicals Corp., Term
            Loan............................  Ba3       NR    06/30/01 to
                                                               06/30/04         11,586,620
   1,867    Texas Petrochemicals Corp.,
            Revolving Credit................  Ba3       NR     12/31/02          1,867,130
   6,538    TruSeal Technologies, Inc., Term
            Loan............................  NR        NR     06/30/04          6,498,436
   8,140    Vinings Industries, Inc., Term
            Loan............................  NR        NR     03/31/05          8,143,946
   4,577    West American Rubber, Term
            Loan............................  NR        NR     06/30/05          4,577,029
                                                                            --------------
                                                                               366,227,658
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            COMMUNICATIONS--TELEPHONE  0.1%
$  4,583    International Data Response,
            Term Loan.......................  NR        NR    12/31/01 to
                                                               12/31/02     $    4,588,346
   7,119    Mitel Corp., Term Loan..........  NR        NR     12/26/03          7,122,106
                                                                            --------------
                                                                                11,710,452
                                                                            --------------
            CONSTRUCTION MATERIALS  1.8%
  21,707    Behr Process Corp., Term Loan...  NR        NR    03/31/02 to
                                                               03/31/05         21,722,941
     882    Behr Process Corp., Revolving
            Credit..........................  NR        NR     03/31/02            882,354
   1,611    Brand Scaffold Services, Inc.,
            Term Loan.......................  B1        NR     09/30/02          1,611,950
      56    Brand Scaffold Services, Inc.,
            Revolving Credit................  B1        NR     09/30/02             55,556
  10,000    Dayton Superior Corp., Term
            Loan............................  NR        NR     09/29/05         10,002,855
   6,833    Flextek Components, Inc. (a)....  NR        NR     02/28/05          5,466,300
  13,632    Falcon Building Products, Inc.,
            Term Loan.......................  B1        B+     06/30/05         13,645,070
  59,449    National Gypsum Co., Term
            Loan............................  NR        NR     09/20/03         59,451,272
   4,655    Panolam Industries, Inc., Term
            Loan............................  B1        NR     10/31/02          4,654,891
   6,919    Reliant Building Products, Inc.,
            Term Loan.......................  B1        B+     03/31/04          6,922,813
  14,850    Werner Holding Co., Term Loan...  Ba3       B+    11/30/04 to
                                                               11/30/05         14,854,498
                                                                            --------------
                                                                               139,270,500
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  3.8%
  37,500    Dr. Pepper Holdings, Inc., Term
            Loan............................  NR        NR     12/31/05         37,524,317
   8,288    Fleming Packaging Corp., Term
            Loan............................  NR        NR     08/30/04          8,290,907
   9,900    Graham Packaging Co., Term
            Loan............................  B1        B+    01/31/06 to
                                                               01/31/07          9,903,758
  29,663    Huntsman Packaging Corp., Term
            Loan............................  B1        BB-   09/30/05 to
                                                               09/30/06         29,662,500
  29,700    IPC, Inc., Term Loan............  NR        B+     10/02/04         29,776,354
   5,000    Packaging Dynamics, Term Loan...  NR        NR     11/20/05          5,001,795
 165,364    Stone Container Corp., Term
            Loan............................  Ba3       B+    04/01/00 to
                                                               10/01/03        165,534,107

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$    579    Stone Container Corp., Revolving
            Credit..........................  Ba3       B+     05/15/99     $      579,465
   8,009    Stronghaven, Inc., Term Loan....  NR        NR     05/15/04          7,208,700
   7,146    Tekni-Plex, Inc., Term Loan.....  B1        B+     03/03/06          7,150,120
                                                                            --------------
                                                                               300,632,023
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.1%
   3,969    Advanced Accessory Systems, LLC,
            Term Loan.......................  B1        B+     10/30/04          3,968,368
   8,955    CII Carbon, LLC, Term Loan......  NR        NR     06/25/08          8,957,202
   6,383    ConMed Corp., Term Loan.........  B1        BB-    12/30/04          6,384,859
   9,850    Desa International, Term Loan...  B2        B+     12/26/04          9,852,468
  27,044    Evenflo & Spalding Holdings
            Corp., Term Loan................  B3        B-    09/30/03 to
                                                               03/30/06         27,044,314
   6,566    Evenflo & Spalding Holdings
            Corp., Revolving Credit.........  B3        B-     09/30/03          6,566,484
  25,757    International Wire Group, Inc.,
            Term Loan.......................  B1        NR     09/30/03         25,762,351
  10,821    Intesys Technologies, Inc., Term
            Loan............................  NR        NR    06/30/04 to
                                                               06/30/06         10,823,292
     427    Intesys Technologies, Inc.,
            Revolving Credit................  NR        NR     06/30/06            426,688
   7,673    M.W. Manufacturers, Term Loan...  NR        NR     09/15/02          7,674,577
  18,476    Neenah Foundry Co., Term Loan...  Ba3       BB-    09/30/05         18,482,065
  12,500    Superior Telecom, Term Loan.....  Ba3       B+     11/27/05         12,504,666
  24,792    UCAR International, Inc., Term
            Loan............................  Ba3       BB-    12/31/02         24,805,373
   6,161    U.F. Acquisition, Term Loan.....  NR        NR     12/15/02          6,163,540
                                                                            --------------
                                                                               169,416,247
                                                                            --------------
            ECOLOGICAL  1.4%
   7,000    Environmental System, Term
            Loan............................  B1        BB-    09/30/05          7,003,661
 104,885    Safety-Kleen Corp., Term Loan...  Ba3       BB    04/03/05 to
                                                               04/03/06        104,904,164
                                                                            --------------
                                                                               111,907,825
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            EDUCATION & CHILD CARE  0.2%
$  8,690    Kindercare Learning Centers,
            Inc., Term Loan.................  Ba3       B+     03/21/06     $    8,690,275
   4,969    La Petite Academy, Inc., Term
            Loan............................  B2        B      05/11/05          4,969,276
                                                                            --------------
                                                                                13,659,551
                                                                            --------------
            ELECTRONICS  2.6%
  29,906    Amphenol Corp., Term Loan.......  Ba3       B+    10/03/04 to
                                                               05/19/06         29,911,135
   6,650    Banker's Systems, Inc., Term
            Loan............................  NR        NR     11/01/02          6,651,655
   7,170    Beltone Electronics, Inc., Term
            Loan............................  NR        NR    10/31/03 to
                                                               10/31/04          7,170,421
   3,861    Caribiner International, Term
            Loan............................  NR        NR     09/30/03          3,861,471
  12,675    Chatham Technologies                              08/18/03 to
            Acquisition, Inc., Term Loan....  NR        NR     08/18/05         12,674,918
   5,872    Claricom, Inc., Term Loan.......  NR        NR     11/30/02          5,871,770
  43,352    DecisionOne Corp., Term Loan....  B1        B-    08/07/03 to
                                                               08/07/05         43,373,468
  16,912    Fairchild Semiconductor Corp.,
            Term Loan.......................  Ba3       BB     03/11/03         16,912,010
   5,400    Fisher Scientific International,                  01/21/05 to
            Inc., Term Loan.................  Ba3       B+     01/21/06          5,502,142
   3,935    Labtec, Inc., Term Loan.........  NR        NR     10/07/04          3,936,285
   4,435    Rowe International, Inc., Term
            Loan (a)........................  NR        NR     03/31/00          4,480,400
   8,643    Sarcom, Inc., Term Loan.........  NR        NR     12/31/02          8,643,126
  24,976    Sterling Diagnostic Imaging,
            Inc., Term Loan.................  NR        NR     09/30/05         24,972,711
   7,500    Stoneridge, Inc., Term Loan.....  Ba3       BB     12/31/05          7,500,000
  18,629    Viasystems, Inc., Term Loan.....  B2        B+    03/31/04 to
                                                               06/30/05         18,633,721
     634    Viasystems, Inc., Revolving
            Credit..........................  B2        B+     12/31/02            633,548
   4,900    WGL Acquisition Corp., Term
            Loan............................  NR        NR     07/30/04          4,900,669
                                                                            --------------
                                                                               205,629,450
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE  3.4%
$ 24,744    AMF Group, Inc., Term Loan......  B1        B     03/31/03 to
                                                               03/31/04     $   24,747,563
  21,500    ASC Network Corp., Term Loan....  NR        NR     05/31/06         21,500,561
   2,200    Camelot Music Holdings, Inc.,
            Revolving Credit................  NR        NR     01/27/02          2,200,000
  20,000    Florida Panthers Holding, Inc.
            Term Loan.......................  NR        NR     06/15/99         20,013,029
   7,920    KSL Recreation Group, Inc.                        04/30/05 to
            Term Loan.......................  B2        B+     04/30/06          7,927,440
   4,752    KSL Recreation Group, Inc.,
            Revolving Credit................  B2        B+     04/30/04          4,755,180
  79,000    Metro-Goldwyn-Mayer, Inc., Term
            Loan............................  NR        NR    03/31/05 to
                                                               03/31/06         79,021,508
  13,980    Metro-Goldwyn-Mayer, Inc.,
            Revolving Credit................  NR        NR     09/30/03         13,982,434
   5,048    Regal Cinemas, Inc., Term
            Loan............................  Ba3       BB-   05/27/06 to
                                                               05/27/07          5,050,954
   9,933    SFX Entertainment, Inc., Term
            Loan............................  B1        B+     03/31/06          9,938,727
   5,236    Six Flags Theme Park, Term
            Loan............................  Ba3       B+     11/30/04          5,236,521
   6,700    Sportcraft, Ltd., Term Loan.....  NR        NR     12/31/02          6,700,081
   4,988    True Temper, Term Loan..........  B1        BB-    09/30/05          4,988,457
  46,819    Viacom, Inc., Term Loan.........  Baa3      BBB-  04/01/02 to
                                                               07/01/02         46,826,940
   1,368    Viacom, Inc., Revolving
            Credit..........................  Baa3      BBB-   07/01/02          1,368,918
  15,000    WestStar Cinemas, Inc., Term
            Loan............................  NR        NR     09/30/05         15,000,478
                                                                            --------------
                                                                               269,258,791
                                                                            --------------
            FARMING & AGRICULTURE  0.7%
  11,000    Doane Pet Care Cos., Term
            Loan............................  B1        B+    12/31/05 to
                                                               12/31/06         11,005,377
  37,459    Seminis, Inc., Term Loan........  NR        NR    12/31/03 to
                                                               12/31/04         37,472,474
   4,912    Walco International, Inc., Term
            Loan............................  NR        NR     03/31/04          4,914,278
                                                                            --------------
                                                                                53,392,129
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            FINANCE  6.6%
$ 14,000    Blackstone Capital Co., Term
            Loan............................  NR        NR     05/31/99     $   14,005,591
  38,000    Bridge Information Systems,
            Inc., Term Loan.................  NR        NR     05/27/05         38,006,516
  30,000    Felcor Suite Hotels, Term
            Loan............................  Ba1       BB+    06/30/01         30,000,000
  31,509    Mafco Finance Corp., Term
            Loan............................  NR        NR     04/28/00         31,523,578
  26,500    Metris Cos., Inc., Term Loan....  Ba3       NR     06/30/03         26,500,627
  39,773    Outsourcing Solutions, Term
            Loan............................  B2        NR     10/15/04         39,780,113
  46,450    Patriot American Hospitality,
            Inc.,                                             03/31/99 to
            Term Loan.......................  NR        NR     03/31/03         46,473,532
  65,000    Paul G. Allen, Term Loan........  NR        NR     06/10/03         65,000,788
 125,000    Starwood Hotels and Resorts,
            Inc.,                                             02/23/99 to
            Term Loan.......................  Ba1       NR     02/23/03        124,950,003
  98,718    Ventas Realty Ltd., Inc., Term
            Loan............................  NR        NR     04/30/03         98,741,625
                                                                            --------------
                                                                               514,982,373
                                                                            --------------
            FOOD/BEVERAGE  2.1%
  46,977    Agrilink Foods, Term Loan.......  B1        BB-   09/30/04 to
                                                               09/30/05         46,978,170
  11,494    Amerifoods Cos., Inc., Term
            Loan............................  NR        NR    06/30/99 to
                                                               06/30/02         10,919,067
   8,898    Edwards Baking Corp., Term
            Loan............................  NR        NR    09/30/03 to
                                                               09/30/05          8,898,375
  12,417    Favorite Brands International,
            Inc., Term Loan.................  B2        B      05/19/05         12,417,230
  19,184    Fleming Cos., Inc., Term Loan...  Ba3       BB+    07/25/04         19,230,661
  15,971    Fleming Cos., Inc., Revolving
            Credit..........................  Ba3       BB+    07/25/03         16,036,217
   7,425    Leon's Bakery, Inc., Term
            Loan............................  NR        NR     05/02/05          7,425,843
   7,220    Mistic Brands, Inc., Term
            Loan............................  NR        NR    06/01/04 to
                                                               06/01/05          7,220,651
  10,864    Southern Foods Group, Inc., Term
            Loan............................  Ba3       BB-    02/28/06         10,867,676
  21,448    Stroh Brewery Co., Term Loan....  NR        NR     06/30/03         21,449,206
                                                                            --------------
                                                                               161,443,096
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            FOOD STORES/GROCERY  1.5%
$ 42,756    Bruno's, Inc., Term Loan (a)
            (b).............................  Caa2      NR    12/02/03 to
                                                               04/15/05     $   38,021,978
   4,830    Bruno's, Inc., Revolving Credit
            (a) (b).........................  Caa2      NR     12/02/03          4,294,150
  12,429    Eagle Family Foods, Inc., Term
            Loan............................  B1        B+     12/31/05         12,435,267
   4,592    Harvest Foods, Inc., Term Loan
            (a) (b).........................  NR        NR     06/30/02             91,830
  30,652    Pathmark Stores, Inc., Term
            Loan............................  B1        B+    06/15/01 to
                                                               12/15/01         30,675,094
   3,127    Pathmark Stores, Inc., Revolving
            Credit..........................  B1        B+     06/15/01          3,139,183
   8,474    Randall's Food Markets, Inc.,
            Term Loan.......................  Ba3       BB-    06/27/06          8,478,130
   5,748    Randall's Food Markets, Inc.,
            Revolving Credit................  Ba3       BB-    06/27/04          5,747,906
   5,000    The Pantry, Inc., Term Loan.....  B1        BB-    01/31/06          5,000,000
   8,391    Star Markets Co., Inc., Term
            Loan............................  Ba3       NR    12/31/02 to
                                                               12/31/03          8,396,731
   2,465    Star Markets Co., Inc.,
            Revolving Credit................  Ba3       NR     12/31/01          2,466,245
                                                                            --------------
                                                                               118,746,514
                                                                            --------------
            HEALTH CARE & BEAUTY AIDS  1.6%
   8,910    Kinetic Concepts, Inc., Term
            Loan............................  Ba3       B+    12/31/04 to
                                                               12/31/05          8,914,800
  16,796    Mary Kay Cosmetics, Inc., Term
            Loan............................  NR        NR     03/06/04         16,804,504
   1,709    Mary Kay Cosmetics, Inc.,
            Revolving Credit................  NR        NR     03/06/04          1,710,180
  24,626    Playtex Products, Inc., Term
            Loan............................  Ba2       BB     09/15/03         24,636,779
  54,725    Revlon Consumer Products Corp.,
            Term Loan.......................  Ba3       BB-    05/30/02         54,761,208
  20,000    24 Hour Fitness, Inc., Term
            Loan............................  NR        NR     12/31/05         20,004,668
                                                                            --------------
                                                                               126,832,139
                                                                            --------------
            HEALTHCARE  10.1%
   3,960    Alliance Imaging, Inc., Term
            Loan............................  B1        B+    12/18/03 to
                                                               06/18/04          3,961,817
   6,545    Charter Behavioral, Revolving
            Credit..........................  NR        NR     06/17/02          6,554,585
  58,480    Community Health Systems, Inc.,                   12/31/03 to
            Term Loan.......................  NR        NR     12/31/05         58,477,692

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 44,472    Dade International, Inc., Term
            Loan............................  B1        NR    12/31/02 to
                                                               12/31/04     $   44,492,723
  15,030    Extendicare Health Services,
            Inc., Term Loan.................  Ba3       B+     12/31/03         15,032,842
  27,397    FPA Medical Management, Inc.,
            Term Loan (a)(b)................  Caa3      D      09/30/01         21,998,694
   4,813    FPA Medical Management, Inc.,
            Debtor in Possession (a)(b).....  Caa3      D      02/01/09          4,812,748
  27,010    Genesis Healthcare Ventures,
            Inc.,                                             09/30/04 to
            Term Loan.......................  Ba3       B+     06/01/05         27,014,470
 148,500    Integrated Health Services,
            Inc.,                                             09/15/03 to
            Term Loan.......................  Ba3       B+     12/31/05        148,532,315
  50,000    Magellan Health Services, Inc.,
            Term Loan.......................  B1        B+     02/12/05         50,050,218
   6,714    Medical Specialties Group, Inc.,                  06/30/01 to
            Term Loan.......................  NR        NR     06/30/04          6,722,790
  11,000    Mediq/PRN Life Support Services,
            Inc., Term Loan.................  B1        B+     06/30/06         11,016,024
   7,500    Meditrust Corp., Term Loan......  NR        NR     07/17/01          7,500,253
  26,490    MedPartners, Inc., Term Loan....  B1        BB-    05/31/01         26,503,659
   5,786    MedPartners, Inc., Revolving
            Credit..........................  B1        BB-    05/31/01          5,786,982
  18,535    Multicare Companies, Inc., Term
            Loan............................  B1        B+    09/30/04 to
                                                               06/01/05         18,536,073
  45,000    National Medical Care, Inc.,
            Term Loan.......................  Ba1       BB     09/30/03         45,019,557
  13,500    Oxford Health Plans, Inc., Term
            Loan............................  B3        B-     05/15/03         13,500,735
  24,950    Paragon Health Network, Inc.,                     03/31/05 to
            Term Loan.......................  Ba3       NR     03/31/06         24,950,948
  34,052    Quest Diagnostics, Inc., Term
            Loan............................  Ba3       BB+   12/05/02 to
                                                               06/30/06         34,053,272
   7,900    SMT Health Services, Inc., Term
            Loan............................  NR        NR     08/30/03          7,899,994
  15,010    Stryker Corp., Term Loan........  Ba2       BB    12/04/05 to
                                                               12/04/06         15,000,438
  49,579    Sun Healthcare Group, Inc.,                       11/12/04 to
            Term Loan.......................  Ba3       B      11/12/05         49,578,563

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 89,100    Total Renal Care Holdings, Inc.,
            Term Loan.......................  Ba2       NR     03/31/08     $   89,126,248
  56,747    Vencor, Inc., Term Loan.........  B1        B-     01/15/05         56,747,866
                                                                            --------------
                                                                               792,871,506
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  2.6%
  13,000    Corning Consumer Products, Co.,
            Term Loan.......................  B1        BB-    10/09/06         13,000,000
  49,817    Dal-Tile Group, Inc., Term
            Loan............................  NR        NR    12/31/02 to
                                                               12/31/03         49,906,963
   4,085    Dal-Tile Group, Inc., Revolving
            Credit..........................  NR        NR     12/31/02          4,087,246
  34,000    Furniture Brands International,
            Inc., Term Loan.................  NR        NR     06/30/07         34,001,421
  26,045    Imperial Home Decor Group, Inc.,                  03/12/04 to
            Term Loan.......................  B1        B+     03/13/06         26,055,151
   1,802    Imperial Home Decor Group, Inc.,
            Revolving Credit................  B1        B+     03/12/04          1,801,987
  72,635    Renters Choice, Inc., Term
            Loan............................  Ba3       BB-   01/31/06 to
                                                               01/31/07         72,641,230
                                                                            --------------
                                                                               201,493,998
                                                                            --------------
            HOTELS, MOTELS, & GAMING  0.9%
  41,000    Alladin Gaming, LLC, Term
            Loan............................  B2        NR     02/26/08         41,010,259
   9,534    Alliance Gaming Corp., Term
            Loan............................  B1        B      01/31/05          9,536,216
   2,093    Alliance Gaming Corp., Delayed
            Draw Term Loan..................  B1        B      01/31/05          2,093,221
   5,000    Harrah's Jazz Co., Term Loan....  Baa3      BBB-   01/06/06          5,000,363
  11,029    Las Vegas Sands, Inc., Term
            Loan............................  B1        B+     11/30/03         11,031,420
     720    Las Vegas Sands, Inc., Revolving
            Credit..........................  B1        B+     11/30/03            720,059
                                                                            --------------
                                                                                69,391,538
                                                                            --------------
            INSURANCE  0.2%
  17,500    BRW Acquisition, Inc., Term
            Loan............................  NR        NR    07/10/06 to
                                                               07/10/07         17,500,000
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            MACHINERY  0.4%
$  9,500    Alliance Laundry Systems, LLC,
            Term Loan.......................  B1        B+     06/30/05     $    9,509,277
  15,000    Ocean Rig (Norway), Term Loan...  NR        NR     06/01/08         15,003,260
   5,815    RIGCO N. A., LLC, Term Loan.....  NR        NR     09/30/05          5,814,800
                                                                            --------------
                                                                                30,327,337
                                                                            --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  0.7%
   7,437    Alliance Coal Corp., Term
            Loan............................  NR        NR    12/31/01 to
                                                               12/31/02          7,441,006
   8,411    Earle M. Jorgensen, Term Loan...  B1        B+     03/31/04          8,443,339
   9,506    Fairmont Minerals, Ltd., Term
            Loan............................  NR        NR     02/25/05          9,507,730
   8,762    Global Metal Technologies, Term
            Loan............................  NR        NR     03/13/05          8,757,279
  19,900    Ispat Inland, Term Loan.........  Ba3       BB    07/16/05 to
                                                               07/16/06         19,900,000
                                                                            --------------
                                                                                54,049,354
                                                                            --------------
            NATURAL RESOURCES--COAL  0.0%
   4,712    Centennial Resources, Inc., Term                  03/31/02 to
            Loan (a)(b).....................  NR        NR     03/31/04          3,063,767
     647    Centennial Resources, Inc.,                       03/31/02 to
            Debtor in Possession (a)(b).....  NR        NR     03/31/04            647,171
                                                                            --------------
                                                                                 3,710,938
                                                                            --------------
            NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045    Homemaker Industries, Inc., Term
            Loan............................  NR        NR     06/30/04          4,044,600
                                                                            --------------
            PAPER & FOREST PRODUCTS  0.8%
  24,175    Crown Paper Co., Term Loan......  Ba3       BB     08/23/02         24,195,698
   4,261    Crown Paper Co., Revolving
            Credit..........................  Ba3       BB     08/23/02          4,264,769
   3,761    CST/Office Products, Inc., Term
            Loan............................  NR        NR     12/31/01          3,760,864
  14,925    Le Group Forex, Inc., Term
            Loan............................  NR        BB     06/30/05         14,932,771
  17,156    Paper Acquisition Corp., Term
            Loan............................  NR        NR     06/17/01         17,156,300
                                                                            --------------
                                                                                64,310,402
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES  0.8%
$  9,466    Accessory Network Group, Term
            Loan............................  NR        NR     07/31/05     $    9,468,650
      17    Borg Warner Security, Revolving
            Credit..........................  B1        BB-    03/31/02             17,874
   8,838    Arena Brands, Inc., Term Loan...  NR        NR     06/01/02          8,837,500
     763    Arena Brands, Inc., Revolving
            Credit..........................  NR        NR     06/01/02            762,517
  22,902    Boyds Collection, Ltd., Term
            Loan............................  Ba3       B+     04/21/06         22,905,150
  13,500    Dimac Corp., Term Loan..........  B1        B+    06/30/06 to
                                                               12/30/06         13,538,410
   4,714    Smarte Carte Corp., Term Loan...  NR        NR     06/30/03          4,716,784
                                                                            --------------
                                                                                60,246,885
                                                                            --------------
            PHARMACEUTICALS  0.3%
  17,167    Endo Pharmaceuticals, Inc., Term
            Loan............................  NR        NR     06/30/04         17,177,547
   5,102    NEN Acquisition, Inc., Term
            Loan............................  NR        NR     03/31/05          5,112,066
                                                                            --------------
                                                                                22,289,613
                                                                            --------------
            PRINTING/PUBLISHING  4.2%
  14,970    Advanstar Communications, Term
            Loan............................  Ba3       B+     04/30/05         14,970,000
  13,158    ADVO, Inc., Term Loan...........  NR        NR     09/29/03         13,159,623
  35,000    American Media Operations, Inc.,
            Term Loan.......................  Ba2       BB-    03/31/04         35,014,163
   9,900    Bear Island Paper Co., LLC, Term
            Loan............................  Ba3       B+     12/31/05          9,902,687
   4,987    Check Printers, Inc., Term
            Loan............................  NR        NR     06/30/05          4,989,482
   8,888    Cygnus Publishing, Inc., Term
            Loan............................  NR        NR     06/05/05          8,900,078
  68,000    Journal Register Co., Term
            Loan............................  Ba1       BB+    09/30/06         68,000,000
  31,770    Morris Communications, Inc.,                      03/31/04 to
            Term Loan.......................  NR        NR     06/30/05         31,770,719
  38,946    Outdoor Systems, Inc., Term
            Loan............................  Ba2       BB-    06/30/04         38,946,118
  19,000    PRIMEDIA, Inc., Term Loan.......  Ba3       NR     06/30/04         19,011,954
   6,350    TransWestern Publishing LP, Term
            Loan............................  Ba3       B+     10/01/04          6,350,285
  14,790    Von Hoffman Press, Inc., Term
            Loan............................  B1        B+    05/30/03 to
                                                               05/30/05         14,800,732
   1,811    Von Hoffman Press, Inc.,
            Revolving Credit................  B1        B+     05/30/03          1,811,507

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            PRINTING/PUBLISHING (CONTINUED)
$  5,000    Yellow Book USA, LP, Term
            Loan............................  NR        NR    12/15/05 to
                                                               12/05/06     $    5,002,883
  45,000    Ziff-Davis Publishing, Inc.,
            Term Loan.......................  Ba2       BB     03/31/05         45,014,682
   9,925    21st Century Newspaper, Inc.,
            Term Loan.......................  NR        NR     09/15/03          9,926,145
                                                                            --------------
                                                                               327,571,058
                                                                            --------------
            RESTAURANTS & FOOD SERVICE  2.1%
  12,438    Applebee's International, Inc.,
            Term Loan.......................  NR        NR     03/31/06         12,438,072
   5,629    California Pizza Kitchen, Inc.,
            Term Loan.......................  NR        NR     09/30/04          5,631,972
   2,443    Carvel Corp., Term Loan.........  NR        NR     06/30/00          2,445,285
  34,188    CKE Restaurants, Inc., Term
            Loan............................  Ba2       NR     04/15/03         34,187,574
  25,000    Domino's Pizza, Term Loan.......  B1        B+    12/21/06 to
                                                               12/21/07         25,011,735
  42,040    S.C. International Services,
            Inc., Term Loan.................  Ba3       B      08/28/02         42,048,868
  31,287    Shoney's, Inc., Term Loan.......  B1        NR     04/30/02         31,313,018
  10,000    Volume Services America, Term
            Loan............................  NR        B+     12/01/06         10,004,178
                                                                            --------------
                                                                               163,080,702
                                                                            --------------
            RETAIL--LUXURY GOODS  0.1%
   7,391    Ebel USA, Inc., Term Loan.......  NR        NR     09/30/01          7,390,595
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.7%
   6,354    Identity Group, Inc., Term
            Loan............................  NR        NR     11/22/03          6,354,197
  52,474    U.S. Office Products Co., Term
            Loan............................  B2        B-     06/09/06         52,475,669
                                                                            --------------
                                                                                58,829,866
                                                                            --------------
            RETAIL--OIL & GAS  0.2%
  11,869    TravelCenters of America, Inc.,
            Term Loan.......................  Ba2       BB     03/31/05         11,885,145
                                                                            --------------
            RETAIL--SPECIALTY  0.2%
  12,183    Hollywood Entertainment Corp.,
            Revolving Credit................  Ba3       NR     09/05/02         12,184,986
   6,627    Luxottica Group SPA, Term
            Loan............................  NR        NR     06/30/01          6,626,825
                                                                            --------------
                                                                                18,811,811
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            RETAIL - STORES  1.0%
$ 11,500    Advance Stores Co., Term Loan...  B1        NR     04/15/06     $   11,500,524
   1,985    American Blind and Wallpaper
            Factory, Inc. ..................  NR        NR     12/31/05          2,034,184
   5,868    Kirkland's Holdings, Term
            Loan............................  NR        NR     06/30/02          5,868,099
   7,442    Nebraska Book Co., Inc., Term
            Loan............................  B1        B+     03/31/06          7,442,651
  22,249    Payless Cashways, Inc., Term
            Loan............................  NR        NR     11/30/02         22,249,336
   7,100    Payless Cashways, Inc.,
            Revolving Credit................  NR        NR     05/31/02          7,100,296
  15,702    Peebles, Inc., Term Loan........  NR        NR     06/09/02         15,702,844
   4,902    Vitamin Shoppe Industries, Inc.,
            Term Loan.......................  NR        NR     05/15/04          4,903,455
                                                                            --------------
                                                                                76,801,389
                                                                            --------------
            TELECOMMUNICATIONS - CELLULAR  3.6%
  20,000    American Cellular Wireless,
            Inc., Term Loan.................  B2        NR     06/30/07         19,987,875
 100,000    BCP SP Ltd., Term Loan..........  NR        NR     03/31/00         99,353,094
  75,000    Cellular, Inc., Financial Corp.                   09/18/06 to
            (CommNet), Term Loan............  B1        B      09/18/07         74,967,546
  65,000    Western Wireless Corp., Term
            Loan............................  B1        NR     03/31/05         65,008,693
  20,000    Wireless One Network, Term
            Loan............................  NR        NR     09/30/07         20,008,465
                                                                            --------------
                                                                               279,325,673
                                                                            --------------
            TELECOMMUNICATIONS - HYBRID  1.8%
  13,652    Atlantic Crossing, Term Loan....  NR        NR     11/30/02         13,650,591
 100,000    Nextel Finance Co., Term Loan...  Ba3       B-     09/30/06        100,004,727
  10,000    Nextel Finance Co., Term Loan
            (Argentina).....................  NR        NR     03/31/03         10,003,952
  15,000    Pacific Crossing Ltd., Term
            Loan............................  NR        NR     07/28/06         15,000,000
                                                                            --------------
                                                                               138,659,270
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--PERSONAL COMMUNICATION
            SYSTEMS  2.5%
$ 55,000    Cox Communications, Inc., Term
            Loan............................  Baa2      NR     12/31/06     $   55,011,530
  74,472    Omnipoint Communications, Inc.,
            Term Loan.......................  B2        B      02/17/06         74,489,296
  11,000    Powertel PCS, Inc., Revolving
            Credit..........................  NR        NR     03/31/06         11,006,238
  17,000    Telecorp PCS, Inc., Term Loan...  NR        NR     12/05/07         17,007,121
  42,000    Triton PCS, Inc., Term Loan.....  B1        B      05/04/07         42,014,253
                                                                            --------------
                                                                               199,528,438
                                                                            --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  2.0%
  27,431    Arch Communications, Inc., Term
            Loan............................  B3        B     12/31/02 to
                                                               06/30/06         27,437,609
  15,000    CCPR Services, Inc., Term
            Loan............................  NR        NR     06/30/02         15,008,648
  48,000    Iridium Operating LLC, Term
            Loan............................  NR        B      12/29/00         46,796,996
  47,257    Mobilemedia Communications,
            Inc.,                                             06/30/02 to
            Term Loan.......................  Caa3      D      06/30/03         47,257,316
   1,882    Mobilemedia Communications,
            Inc., Revolving Credit..........  Caa3      D      06/30/02          1,881,821
   9,500    Teletouch Communications, Inc.,
            Term Loan.......................  NR        NR     11/30/05          9,500,000
  11,000    TSR Wireless LLC, Term Loan.....  NR        NR     06/30/05         10,996,790
                                                                            --------------
                                                                               158,879,180
                                                                            --------------
            TEXTILES & LEATHER  1.1%
  11,155    American Marketing Industries,
            Inc., Term Loan.................  NR        NR     11/30/02         11,157,464
   8,865    GFSI, Inc., Term Loan...........  NR        NR     03/31/04          8,873,607
   9,600    Humphrey's, Inc., Term Loan.....  Caa1      B+     01/15/03          9,608,134
  14,367    Joan Fabrics Corp., Term Loan...  NR        NR    06/30/05 to
                                                               06/30/06         14,371,504
  15,213    Johnston Industries, Inc., Term
            Loan............................  NR        NR     07/01/00         15,213,150
  13,965    Norcross Safety Prod., Term
            Loan............................  NR        NR     10/02/05         13,965,000

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                       Bank Loan
 Amount                                         Ratings+        Stated
  (000)                 Borrower              Moody's   S&P    Maturity*        Value
------------------------------------------------------------------------------------------
            TEXTILES & LEATHER (CONTINUED)
$  9,767    Polyfibron Technologies, Inc.,
            Term Loan.......................  NR        NR     12/28/03     $    9,768,120
   6,912    William Carter Co., Term Loan...  Ba3       BB-    10/30/03          6,918,459
                                                                            --------------
                                                                                89,875,438
                                                                            --------------
            TRANSPORTATION--CARGO  1.3%
  26,893    Atlas Freighter Leasing, Inc.,                    05/29/04 to
            Term Loan.......................  Ba3       NR     06/30/04         26,897,994
   9,925    CTC Distribution Services, LLC,
            Term Loan.......................  NR        NR     02/15/06          9,927,004
  39,178    Evergreen International                           05/31/02 to
            Aviation, Inc., Term Loan.......  Ba3       NR     05/31/03         39,211,954
   7,550    Gemini Air Cargo, Inc., Term
            Loan............................  B1        NR     12/12/02          7,552,526
   7,425    North American Van Lines, Inc.,
            Term Loan.......................  NR        NR     03/30/05          7,428,216
   8,959    OmniTrax Railroads, LLC, Term
            Loan............................  NR        NR     05/14/05          8,962,439
                                                                            --------------
                                                                                99,980,133
                                                                            --------------
            TRANSPORTATION--MANUFACTURING COMPONENTS  0.8%
  27,720    Cambridge Industries, Inc., Term
            Loan............................  B1        NR     06/30/05         27,743,749
   9,235    Eagle-Picher Industries, Inc.,                    08/31/05 to
            Term Loan.......................  B1        B+     08/31/06          9,235,200
  24,938    SPX Corp., Term Loan............  Ba3       BB     03/31/06         24,956,060
                                                                            --------------
                                                                                61,935,009
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.9%
  16,814    Blue Bird Body Co., Term Loan...  Ba2       BB-   11/02/02 to
                                                               11/01/03         16,814,167
  49,964    Continental Airlines, Inc., Term
            Loan............................  Ba1       BB    07/31/02 to
                                                               07/31/04         49,984,470
                                                                            --------------
                                                                                66,798,637
                                                                            --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.2%
  16,095    Johnstown America Industries,
            Inc., Term Loan.................  B1        BB-    03/31/03         16,096,599
                                                                            --------------
            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  85.8%...........    6,738,765,358
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                        Borrower                                                Value
------------------------------------------------------------------------------------------
            FIXED INCOME SECURITIES  0.7%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon,
            maturing 02/27/03)...........................................   $   13,541,264
            Satelites Mexicanos ($39,907,000 par, 9.06% coupon, maturing
            06/30/04)....................................................       39,956,884
                                                                            --------------
            TOTAL FIXED INCOME SECURITIES................................       53,498,148
                                                                            --------------
            EQUITIES  1.3%
            AFC Enterprises, Inc. (604,251 common shares) (c)(d).........        4,682,945
            American Blind and Wallpaper Factory, Inc. (198,600 common
            shares) (c)(d)...............................................        3,505,910
            Best Products Co., Inc. (297,480 common shares) (d)..........                0
            Best Products Co., Inc. (Warrants for 28,080 common shares)
            (d)..........................................................                0
            Camelot Music Holdings, Inc. (1,994,717 common shares)
            (c)(d).......................................................       55,901,939
            Classic Cable, Inc. (Warrants for 760 common shares) (d).....                0
            Dan River, Inc. (192,060 common shares) (d)..................        1,896,592
            Flagstar Cos., Inc. (8,755 common shares) (d)................               22
            London Fog Industries, Inc. (1,083,301 common shares)
            (c)(d).......................................................       16,401,177
            London Fog Industries, Inc., (Warrants for 66,580 common
            shares) (c)(d)...............................................                0
            Fleer/Marvel Entertainment, Inc. (537,526 preferred
            shares)......................................................       10,680,642
            Fleer/Marvel Entertainment, Inc. (891,340 common shares)
            (d)..........................................................        5,682,292
            Nextel Communications, Inc. (Warrants for 60,000 common
            shares) (c)(d)...............................................        1,020,000
            Payless Cashways, Inc. (1,024,159 common shares) (d).........        2,432,378
            Rigco N.A., L.L.C. (Warrants for .325% interest of company's
            fully diluted equity) (d)....................................           16,250
            Rowe International, Inc. (91,173 common shares) (c)(d).......        2,500,900
            Sarcom, Inc. (43 common shares) (c)(d).......................                0
                                                                            --------------
            TOTAL EQUITIES...............................................      104,721,047
                                                                            --------------
            TOTAL LONG-TERM INVESTMENTS  87.8%
            (Cost $6,922,107,824)........................................    6,896,984,553
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                        Borrower                                                Value
------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS  11.2%
            COMMERCIAL PAPER  3.2%
            Boeing Capital Corp. ($13,375,000 par, maturing 02/01/99,
            yielding 4.84%)..............................................   $   13,375,000
            Boston Scientific Corp. ($7,180,000 par, maturing 02/26/99,
            yielding 5.25%)..............................................        7,153,823
            Case Credit Corp. ($5,000,000 par, maturing 03/12/99,
            yielding 4.96%)..............................................        4,973,133
            Comdisco, Inc. ($14,250,000 par, maturing 02/11/99, yielding
            5.68%).......................................................       14,227,517
            CSX Corp. ($50,000,000 par, maturing 02/03/99 to 03/30/99,
            yielding 4.97% to 5.00%).....................................       49,775,635
            CVS Corp. ($12,500,000 par, maturing 02/10/99, yielding
            4.98%).......................................................       12,484,437
            FDX Corp. ($15,000,000 par, maturing 02/25/99, yielding
            6.00%).......................................................       14,940,000
            McKesson Corp. ($20,000,000 par, maturing 02/04/99, yielding
            5.00%).......................................................       19,991,667
            Raytheon Co. ($2,444,000 par, maturing 03/12/99, yielding
            5.00%).......................................................        2,430,762
            Safeway, Inc. ($50,000,000 par, maturing 02/12/99 to
            02/17/99, yielding 4.99%)....................................       49,909,903
            Sprint Capital Corp. ($15,000,000 par, maturing 02/24/99,
            yielding 5.00%)..............................................       14,952,083
            Tandy Corp. ($18,000,000 par, maturing 02/04/99 to 02/11/99,
            yielding 4.97%)..............................................       17,982,881
            Texas Utilities Co. ($20,000,000 par, maturing 02/10/99,
            yielding 4.93%)..............................................       19,975,350
            Western Resources, Inc. ($8,000,000 par, maturing 02/04/99,
            yielding 4.90%)..............................................        7,996,733
                                                                            --------------
            TOTAL COMMERCIAL PAPER.......................................      250,168,924
                                                                            --------------
            SHORT-TERM LOAN PARTICIPATIONS  8.0%
            Airtouch Communications, Inc. ($15,000,000 par, maturing
            02/16/99, yielding 5.11%)....................................       15,000,000
            Alltel Corp. ($15,000,000 par, maturing 02/08/99, yielding
            4.90%).......................................................       15,000,000
            American Stores Co. ($50,000,000 par, maturing 02/19/99 to
            03/15/99, yielding 4.98% to 5.08%)...........................       50,000,000
            Anadarko Pete Corp. ($50,000,000 par, maturing 02/02/99 to
            02/08/99, yielding 4.94% to 4.96%)...........................       50,000,000

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                        Borrower                                                Value
------------------------------------------------------------------------------------------
            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Cabot Corp. ($29,900,000 par, maturing 02/05/99 to 02/19/99,
            yielding 5.08% to 5.73%).....................................   $   29,900,000
            Case Credit Corp. ($45,000,000 par, maturing 02/02/99 to
            02/26/99, yielding 5.05% to 5.91%)...........................       45,000,000
            Centex Corp. ($34,450,000 par, maturing 02/18/99 to 02/25/99,
            yielding 4.97% to 5.03%).....................................       34,450,000
            Central and Southwest Corp. ($50,000,000 par, maturing
            03/04/99 to 04/27/99, yielding 5.00% to 5.11%)...............       50,000,000
            Cincinnati Gas and Electric Co. ($9,345,000 par, maturing
            02/02/99, yielding 5.10%)....................................        9,345,000
            ConAgra, Inc. ($50,000,000 par, maturing 02/01/99 to
            02/24/99, yielding 4.93% to 5.01%)...........................       50,000,000
            Enron Corp. ($37,000,000 par, maturing 02/01/99, yielding
            4.98%).......................................................       37,000,000
            Fluor Corp. ($25,000,000 par, maturing 02/04/99 to 02/09/99,
            yielding 4.85% to 4.88%).....................................       25,000,000
            GTE Funding, Inc. ($15,500,000 par, maturing 02/05/99,
            yielding 4.82%)..............................................       15,500,000
            Nipsco Capital Markets, Inc. ($23,500,000 par, maturing
            02/05/99, yielding 5.02%)....................................       23,500,000
            Ralston Purina Co. ($31,250,000 par, maturing 02/01/99 to
            02/09/99, yielding 4.95% to 5.00%)...........................       31,250,000
            Rayonier, Inc. ($10,000,000 par, maturing 02/09/99, yielding
            5.02%).......................................................       10,000,000
            Temple Inland, Inc. ($50,000,000 par, maturing 02/02/99 to
            02/23/99, yielding 5.02% to 5.92%)...........................       50,000,000
            Universal Corp. ($56,000,000 par, maturing 02/11/99 to
            02/16/99, yielding 5.02% to 5.06%)...........................       56,000,000
            Western Resources, Inc. ($32,000,000 par, maturing 02/03/99
            to 02/22/99, yielding 4.97% to 5.00%)........................       32,000,000
                                                                            --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS.........................      628,945,000
                                                                            --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                Value
------------------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $879,113,924)..........................................   $  879,113,924
                                                                            --------------
            TOTAL INVESTMENTS  99.0%
            (Cost $7,801,221,748)........................................    7,776,098,477
            OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%..................       75,803,012
                                                                            --------------
            NET ASSETS  100.0%...........................................   $7,851,901,489
                                                                            ==============

NR = Not Rated
+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below Investment grade.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $7,801,221,748).....................    $7,776,098,477
Receivables:
  Interest and Fees.........................................        75,306,116
  Fund Shares Sold..........................................        24,759,715
Other.......................................................             9,281
                                                                --------------
      Total Assets..........................................     7,876,173,589
                                                                --------------
LIABILITIES:
Payables:
  Income Distributions......................................         7,830,606
  Investment Advisory Fee...................................         6,186,576
  Distributor and Affiliates................................         2,486,646
  Administrative Fee........................................         1,673,592
  Fund Shares Repurchased...................................           797,339
Accrued Expenses............................................         4,088,474
Deferred Facility Fees......................................           983,118
Trustees' Deferred Compensation and Retirement Plans........           225,749
                                                                --------------
      Total Liabilities.....................................        24,272,100
                                                                --------------
NET ASSETS..................................................    $7,851,901,489
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 791,217,837 shares issued and
  outstanding)..............................................    $    7,912,178
Paid in Surplus.............................................     7,905,821,414
Accumulated Undistributed Net Investment Income.............        10,138,427
Net Unrealized Depreciation.................................       (25,123,271)
Accumulated Net Realized Loss...............................       (46,847,259)
                                                                --------------
NET ASSETS..................................................    $7,851,901,489
                                                                ==============
NET ASSET VALUE PER COMMON SHARE ($7,851,901,489 divided by
  791,217,837 shares outstanding)...........................    $         9.92
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $295,703,178
Fees........................................................       3,633,129
Other.......................................................       1,416,662
                                                                ------------
    Total Income............................................     300,752,969
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................      35,781,437
Administrative Fee..........................................       9,665,933
Shareholder Services........................................       3,709,369
Legal.......................................................       1,104,800
Custody.....................................................         360,764
Trustees' Fees and Expenses.................................         158,417
Other.......................................................       1,875,721
                                                                ------------
    Total Expenses..........................................      52,656,441
                                                                ------------
NET INVESTMENT INCOME.......................................    $248,096,528
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(19,580,325)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (5,181,222)
  End of the Period.........................................     (25,123,271)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (19,942,049)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(39,522,374)
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $208,574,154
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended January 31, 1999
                  and the Year Ended July 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended     Year Ended
                                                  January 31, 1999   July 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...........................   $  248,096,528    $  461,572,692
Net Realized Loss...............................      (19,580,325)      (17,725,403)
Net Unrealized Appreciation/Depreciation During
  the Period....................................      (19,942,049)       26,278,934
                                                   --------------    --------------
Change in Net Assets from Operations............      208,574,154       470,126,223
Distributions from Net Investment Income........     (248,711,244)     (461,726,242)
                                                   --------------    --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................      (40,137,090)        8,399,981
                                                   --------------    --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold................      932,775,966     1,654,063,711
Value of Shares Issued Through Dividend
  Reinvestment..................................      133,699,433       245,628,149
Cost of Shares Repurchased......................     (487,320,223)     (832,176,219)
                                                   --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................      579,155,176     1,067,515,641
                                                   --------------    --------------
TOTAL INCREASE IN NET ASSETS....................      539,018,086     1,075,915,622
NET ASSETS:
Beginning of the Period.........................    7,312,883,403     6,236,967,781
                                                   --------------    --------------
End of the Period (including accumulated
  undistributed
  net investment income of $10,138,427 and
  $10,753,143, respectively)....................   $7,851,901,489    $7,312,883,403
                                                   ==============    ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


CHANGE IN NET ASSETS FROM OPERATIONS........................    $ 208,574,154
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (522,173,587)
  Increase in Interest and Fees Receivables.................      (17,539,292)
  Decrease in Receivable for Investments Sold...............        9,271,953
  Decrease in Other Assets..................................           46,315
  Decrease in Deferred Facility Fees........................       (2,290,802)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................          532,632
  Increase in Distributor and Affiliates Payable............        1,187,308
  Increase in Accrued Expenses..............................           14,140
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................           69,574
                                                                -------------
    Total Adjustments.......................................     (530,881,759)
                                                                -------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (322,307,605)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      934,422,994
Payments on Shares Repurchased..............................     (487,891,528)
Decrease in Intra-day Credit Line with Custodian Bank.......       (7,513,945)
Cash Dividends Paid.........................................     (116,709,916)
                                                                -------------
  Net Cash Provided by Financing Activities.................      322,307,605
                                                                -------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                                -------------
CASH AT END OF THE PERIOD...................................    $         -0-
                                                                =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months                 Year Ended July 31,
                                       Ended         -----------------------------------------
                                  January 31, 1999     1998       1997       1996       1995
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.....................      $ 9.976       $  9.963   $ 10.002   $ 10.046   $ 10.052
                                       -------       --------   --------   --------   --------
  Net Investment Income..........         .323           .675       .701       .735       .756
  Net Realized and Unrealized
    Gain/Loss....................        (.050)          .015      (.042)     (.028)     (.004)
                                       -------       --------   --------   --------   --------
Total from Investment
  Operations.....................         .273           .690       .659       .707       .752
Less Distributions from Net
  Investment Income..............         .325           .677       .698       .751       .758
                                       -------       --------   --------   --------   --------
Net Asset Value, End of the
  Period.........................      $ 9.924       $  9.976   $  9.963   $ 10.002   $ 10.046
                                       =======       ========   ========   ========   ========
Total Return (a).................        2.67%*         7.22%      6.79%      7.22%      7.82%
Net Assets at End of the Period
  (In millions)..................      $7,851.9      $7,312.9   $6,237.0   $4,865.8   $2,530.1
Ratio of Expenses to Average Net
  Assets.........................        1.36%          1.41%      1.42%      1.46%      1.49%
Ratio of Net Investment Income to
  Average
  Net Assets.....................        6.42%          6.81%      7.02%      7.33%      7.71%
Portfolio Turnover (b)...........          21%*           73%        83%        66%        71%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

 * Non-Annualized.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $6,738,765,358 (85.8% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Facility fees on senior loans purchased after July 31, 1997, are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $3,873,769, which will expire between July 31, 2004 and July 31, 2006. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, past October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for tax purposes but not for book purposes at the end of the fiscal year.

    At January 31, 1999, for federal income tax purposes cost of long- and short-term investments is $7,804,800,175, the aggregate gross unrealized appreciation is $21,381,523 and the aggregate gross unrealized depreciation is $50,083,221 resulting in net unrealized depreciation of $28,701,698.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion....................................    .950 of 1%
Next $3.5 billion.....................................    .900 of 1%
Next $2.5 billion.....................................    .875 of 1%
Over $10.0 billion....................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 1999, the Trust recognized expenses of approximately $181,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 1999, the Trust recognized expenses of approximately $43,400 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 1999, the Trust recognized expenses for these services of approximately $2,722,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At January 31, 1999 and July 31, 1998, paid in surplus aggregated $7,905,821,414 and $7,327,247,726, respectively.

   Transactions in common shares were as follows:

                                            Six Months Ended     Year Ended
                                            January 31, 1999    July 31, 1998
-----------------------------------------------------------------------------
Beginning Shares...........................   733,069,022        626,018,023
                                              -----------        -----------
Shares Sold................................    93,820,648        165,907,778
Shares Issued Through Dividend
  Reinvestment.............................    13,452,361         24,636,104
Shares Repurchased.........................   (49,124,194)       (83,492,883)
                                              -----------        -----------
Net Increase in Shares Outstanding.........    58,148,815        107,050,999
                                              -----------        -----------
Ending Shares..............................   791,217,837        733,069,022
                                              ===========        ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,580,287,355 and $1,455,277,827, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 1999, 49,124,194 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                            WITHDRAWAL
                   YEAR OF REPURCHASE                         CHARGE
----------------------------------------------------------------------
First...................................................       3.0%
Second..................................................       2.5%
Third...................................................       2.0%
Fourth..................................................       1.5%
Fifth...................................................       1.0%
Sixth and following.....................................       0.0%

    For the six months ended January 31, 1999, Van Kampen received early withdrawal charges of approximately $6,994,500 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $355,102,634 as of January 31, 1999. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on April 15, 1999. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date. The Trust is currently evaluating alternative credit arrangements to provide additional liquidity for tender offers. The Trust expects that any such arrangements would have customary covenants and default limitations. There can be no assurance that the Trust will enter into future credit arrangements.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.

    At January 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                    PRINCIPAL
                                                     AMOUNT       VALUE
              SELLING PARTICIPANT                     (000)       (000)
-------------------------------------------------------------------------
Lehman Brothers.................................    $100,000     $100,000
Bank of New York................................      52,220       52,235
Bankers Trust...................................      45,331       45,347
Chase Securities Inc............................      10,684       10,685
Donaldson Lufkin Jenrette.......................       9,243        9,240
Canadian Imperial Bank of Commerce..............       3,442        3,444
Goldman Sachs...................................       3,256        3,257
                                                    --------     --------
Total...........................................    $224,176     $224,208
                                                    ========     ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois

September 4, 1998

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS  90.5%
            AEROSPACE/DEFENSE  1.6%
$  7,074    Aerostructures Corp., Term Loan.......................  NR             NR           12/31/03         $    7,074,194
   4,766    Alliant Techsystems, Inc., Term Loan..................  Ba2            BB           03/15/01              4,769,907
   7,500    Fairchild Holding Corp., Term Loan....................  NR             NR           06/18/04              7,500,000
  42,813    Gulfstream Delaware Corp., Term Loan..................  NR             NR           09/30/02             42,825,899
  15,248    K & F Industries, Inc., Term Loan.....................  Ba3            B+           10/15/05             15,247,755
   7,920    Tri-Star, Inc., Term Loan.............................  NR             NR           09/30/03              7,929,384
  27,209    United Defense Industries, Inc., Term Loan............  B1             B+     10/06/05 to 10/06/06       27,207,940
   6,538    Whittaker Corp., Term Loan............................  NR             NR           05/30/03              6,538,464
   2,000    Whittaker Corp., Revolving Credit.....................  NR             NR           05/30/01              2,000,000
                                                                                                                 --------------
                                                                                                                    121,093,543
                                                                                                                 --------------
            AUTOMOTIVE  2.7%
  34,000    American Axle and Manufacturing, Inc., Co., Term
            Loan..................................................  NR             NR           04/30/06             34,000,000
   8,500    American Bumper and Manufacturing Co., Term Loan......  NR             NR           04/30/04              8,507,780
  40,970    Breed Technologies, Inc., Term Loan...................  B1             BB     04/27/04 to 04/27/06       40,970,032
  68,701    Federal Mogul Corp., Term Loan........................  Ba2            NR     12/31/03 to 12/31/05       68,710,580
     379    Federal Mogul Corp., Revolving Credit.................  Ba2            NR           03/12/04                379,562
   4,904    JMS Automotive Rebuilders, Inc., Term Loan............  NR             NR           06/30/04              4,903,681
   7,883    Murray's Discount Auto Stores, Inc., Term Loan........  NR             NR           06/30/03              7,882,625
   9,748    The Plastech Group, Term Loan.........................  NR             NR     04/01/02 to 04/01/04        9,747,576
  20,000    Safelite Glass Corp., Term Loan.......................  Ba3            NR     12/23/04 to 12/23/05       20,000,044
                                                                                                                 --------------
                                                                                                                    195,101,880
                                                                                                                 --------------
            BROADCASTING -- CABLE  7.7%
  19,175    Adelphia Cable Partners, L.P., Revolving Credit.......  Ba2            NR           12/31/03             19,205,696
  22,500    Bresnan Communications Co., L.P., Term Loan...........  NR             NR           03/31/06             22,567,009
   5,910    Cable Systems International, Inc., Term Loan..........  NR             NR           12/31/02              5,912,020
  43,971    Charter Communications Entertainment I, Term Loan.....  NR             NR           06/30/04             43,971,090
  17,500    Charter Communications Entertainment II, Term Loan....  Ba3            NR           12/31/07             17,500,025
  32,000    Charter Communications Entertainment II & Long Beach,
            Term Loan.............................................  Ba3            NR           03/31/06             32,049,512
  47,381    Chelsea Communications, Inc., Term Loan...............  NR             NR           12/31/04             47,381,250
  16,603    Coaxial Communications of Central Ohio, Term Loan.....  NR             NR           12/31/99             16,603,352
  12,000    Encore Investments, Term Loan.........................  NR             NR           06/30/04             12,000,314
  37,000    Falcon Holdings Group, L.P., Term Loan................  Ba3            BB           12/31/07             37,000,057
  15,000    Frontiervision Operating Partners, L.P., Term Loan....  Ba3            BB           03/31/06             15,000,043
  22,361    Garden State Cablevision, L.P., Revolving Credit......  NR             NR           06/30/05             22,358,780
  14,972    Hilton Head Communications, L.P., Revolving Credit....  NR             NR           06/30/03             14,996,182
  11,000    Insight Communication Co., L.P., Term Loan............  NR             NR           03/31/05             11,007,462
   7,360    Insight Communication Co., L.P., Revolving Credit.....  NR             NR           03/31/05              7,367,956
  53,500    InterMedia Partners IV, L.P., Term Loan...............  Ba3            NR     01/01/05 to 12/31/07       53,504,334
  62,427    Marcus Cable Operating Co., Term Loan.................  Ba3            NR     12/31/02 to 04/30/04       62,454,707
   4,171    Marcus Cable Operating Co., Revolving Credit..........  Ba3            NR           12/31/02              4,171,005
   4,426    Mark Twain Cablevision, L.P., Term Loan...............  NR             NR           06/30/04              4,426,981
  23,727    TCI Pacific, Inc., Term Loan..........................  NR             NR           12/31/04             23,725,330
  30,286    Triax Midwest Associates, Term Loan...................  NR             NR     06/30/06 to 06/30/07       30,286,004
     798    Triax Midwest Associates, Revolving Credit............  NR             NR           06/30/06                798,258
  27,029    TW Fanch, Revolving Credit............................  NR             NR           12/31/04             27,065,373
  17,000    UCA Group, Revolving Credit...........................  NR             NR           09/30/03             17,000,318
  15,000    USA Networks, Inc., Term Loan.........................  Ba1            NR           12/31/03             15,000,093
                                                                                                                 --------------
                                                                                                                    563,353,151
                                                                                                                 --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            BROADCASTING -- DIVERSIFIED  1.4%
$ 76,638    Chancellor Broadcasting Co., Term Loan................  Ba1            BB-          06/30/05         $   76,764,326
  23,497    Chancellor Broadcasting Co., Revolving Credit.........  Ba1            BB-          06/30/05             23,571,806
                                                                                                                 --------------
                                                                                                                    100,336,132
                                                                                                                 --------------
            BROADCASTING -- RADIO  0.5%
  35,000    Jacor Communications, Inc., Term Loan.................  Ba2            BB-          12/31/04             34,997,219
                                                                                                                 --------------
            BROADCASTING -- TELEVISION  2.0%
  12,000    Benedek Broadcasting Corp., Term Loan.................  B1             NR     05/01/01 to 11/01/02       12,000,054
  20,000    Black Entertainment Television, Inc., Term Loan.......  NR             NR           06/30/06             20,000,000
   5,000    Lin Television Corp., Term Loan.......................  Ba3            B-           03/31/07              4,999,794
  43,421    NTL Group (UK), Inc., Term Loan.......................  NR             NR           12/31/05             43,421,166
  66,000    Sinclair Broadcasting, Term Loan......................  Ba2            BB-          09/15/05             66,000,440
                                                                                                                 --------------
                                                                                                                    146,421,454
                                                                                                                 --------------
            BUILDINGS & REAL ESTATE  0.7%
  50,000    Walter Industries, Inc., Term Loan....................  NR             NR           10/15/03             49,998,394
                                                                                                                 --------------
            CHEMICAL, PLASTICS & RUBBER  3.3%
  11,283    Cedar Chemical Corp., Term Loan.......................  NR             NR           10/30/03             11,287,698
  10,581    Foamex, L.P., Term Loan...............................  Ba3            B+     06/30/05 to 06/30/06       10,585,600
   5,276    Foamex, L.P., Revolving Credit........................  Ba3            B+           06/12/03              5,277,046
  10,000    Harris Specialty Chemicals, Inc., Term Loan...........  NR             NR           03/31/06             10,000,000
  14,409    High Performance Plastics, Inc., Term Loan............  NR             NR           03/31/05             14,409,091
  58,310    Huntsman Group Holdings, Term Loan....................  Ba2            NR     12/31/02 to 12/31/05       58,319,167
  10,762    Huntsman Group Holdings, Revolving Credit.............  Ba2            NR           12/31/02             10,761,845
  19,800    Huntsman Specialty Chemical Corp., Term Loan..........  Ba2            NR     03/15/04 to 03/15/05       19,806,383
   5,102    NEN Acquisition, Inc., Term Loan......................  NR             NR           03/31/05              5,118,605
   9,900    Pioneer Americas Acquisition Corp., Term Loan.........  B2             B+           12/31/06              9,903,972
  12,033    Reid Plastics, Inc., Term Loan........................  NR             NR           11/12/03             12,044,728
  43,021    Sterling Chemicals, Inc., Term Loan...................  Ba3            NR           09/30/04             42,989,054
  11,807    Texas Petrochemicals Corp., Term Loan.................  Ba3            BB-    06/30/01 to 06/30/04       11,808,670
   1,476    Texas Petrochemicals Corp., Revolving Credit..........  Ba3            BB-          12/31/02              1,475,593
   6,538    TruSeal Technologies, Inc., Term Loan.................  NR             NR           06/30/04              6,536,586
   8,180    Vinings Industries, Inc., Term Loan...................  NR             NR           03/31/05              8,179,988
                                                                                                                 --------------
                                                                                                                    238,504,026
                                                                                                                 --------------
            COMMUNICATIONS -- TELEPHONE  0.2%
   4,750    International Data Response Corp., Term Loan..........  NR             NR     12/31/01 to 12/31/02        4,759,044
   7,155    Mitel Corp., Term Loan................................  NR             NR           12/26/03              7,155,000
                                                                                                                 --------------
                                                                                                                     11,914,044
                                                                                                                 --------------
            CONSTRUCTION MATERIALS  1.9%
  22,796    Behr Process Corp., Term Loan.........................  NR             NR     03/31/02 to 03/31/05       22,802,929
   1,588    Behr Process Corp., Revolving Credit..................  NR             NR           03/31/02              1,588,078
   1,639    Brand Scaffold Services, Inc., Term Loan..............  B1             NR           09/30/02              1,644,625
  10,000    Dayton Superior Corp., Term Loan......................  NR             NR           09/29/05             10,000,084
   6,833    Enclosures Holding Co., Term Loan.....................  NR             NR           02/28/05              6,925,478
  13,671    Falcon Building Products, Inc., Term Loan.............  B1             B+           06/30/05             13,695,671
  59,549    National Gypsum Co., Term Loan........................  NR             NR           09/20/03             59,548,756
   4,655    Panolam Industries, Inc., Term Loan...................  NR             NR           10/31/02              4,654,916
   6,973    Reliant Building Products, Inc., Term Loan............  B1             B+           03/31/04              6,973,479
  14,925    Werner Holding Co., Inc., Term Loan...................  Ba3            B+     11/30/04 to 11/30/05       14,924,503
                                                                                                                 --------------
                                                                                                                    142,758,519
                                                                                                                 --------------


                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            CONTAINERS, PACKAGING & GLASS  3.9%
$ 25,000    Dr. Pepper Bottling Holdings, Inc., Term Loan.........  NR             NR           12/31/05         $   25,000,000
   8,373    Fleming Packaging Corp., Term Loan....................  NR             NR           08/30/04              8,372,500
   9,967    Graham Packaging Co., Term Loan.......................  B1             B+     01/31/06 to 01/31/07        9,966,400
  30,000    Huntsman Packaging Corp., Term Loan...................  Ba2            BB-    09/30/05 to 09/30/06       30,000,000
  29,850    IPC, Inc., Term Loan..................................  B1             NR           10/02/04             29,850,331
 163,244    Stone Container Corp., Term Loan......................  Ba3            B+     04/01/00 to 10/01/03      163,619,032
   3,639    Stone Container Corp., Revolving Credit...............  Ba3            B+           05/15/99              3,639,468
   8,051    Stronghaven, Inc., Term Loan..........................  NR             NR           05/15/04              8,059,566
   7,182    Tekni-Plex, Inc., Term Loan...........................  B1             B+           03/03/06              7,182,000
                                                                                                                 --------------
                                                                                                                    285,689,297
                                                                                                                 --------------
            DIVERSIFIED MANUFACTURING  2.3%
   4,024    Advanced Accessory Systems, LLC, Term Loan............  B1             B+           10/30/04              4,024,443
   9,000    CII Carbon, LLC, Term Loan............................  NR             NR           06/25/08              9,003,360
   6,406    ConMed Corp., Term Loan...............................  B1             BB-          12/30/04              6,405,629
   7,425    Desa International, Term Loan.........................  Ba3            B+           12/26/04              7,425,002
  52,500    Evenflo & Spalding Holdings Corp., Term Loan..........  Ba3            B-     09/30/03 to 03/30/06       51,455,013
   7,450    Evenflo & Spalding Holdings Corp., Revolving Credit...  Ba3            B-           09/30/03              7,300,999
  25,838    International Wire Group, Inc., Term Loan.............  B1             NR           09/30/03             25,850,749
  10,833    Intesys Technologies, Inc., Term Loan.................  NR             NR     06/30/04 to 06/30/06       10,833,351
     763    Intesys Technologies, Inc., Revolving Credit..........  NR             NR           06/30/06                762,671
   8,782    M.W. Manufacturers, Term Loan.........................  NR             NR           09/15/02              8,782,483
   8,500    Neenah Foundry Co., Term Loan.........................  Ba3            BB-          09/30/05              8,500,000
  24,896    UCAR International, Inc., Term Loan...................  Ba2            B-           12/31/02             24,903,744
   6,161    U.F. Acquisition, Term Loan...........................  NR             NR           12/15/02              6,161,250
                                                                                                                 --------------
                                                                                                                    171,408,694
                                                                                                                 --------------
            ECOLOGICAL  1.4%
 100,400    Safety-Kleen Corp., Term Loan.........................  Ba3            BB     04/03/05 to 04/03/06      100,400,381
                                                                                                                 --------------
            EDUCATION & CHILD CARE  0.2%
   8,690    Kindercare Learning Centers, Inc., Term Loan..........  Ba3            B+           03/21/06              8,690,000
   5,000    La Petite Academy, Inc., Term Loan....................  B2             B            05/11/05              5,000,052
                                                                                                                 --------------
                                                                                                                     13,690,052
                                                                                                                 --------------
            ELECTRONICS  3.3%
  14,925    Alliance Imaging, Inc., Term Loan.....................  B1             B+     12/18/03 to 06/18/04       14,924,340
  22,252    Amphenol Corp., Term Loan.............................  Ba3            B+     10/03/04 to 05/19/06       22,244,225
   6,738    Banker's Systems, Inc., Term Loan.....................  NR             NR           11/01/02              6,737,500
   7,268    Beltone Electronics, Inc., Term Loan..................  NR             NR     10/31/03 to 10/31/04        7,267,582
   9,205    Berg Electronics, Inc., Term Loan.....................  Ba3            NR           06/30/03              9,204,172
   5,850    Berg Electronics, Inc., Revolving Credit..............  Ba3            NR           06/30/03              5,850,011
  10,894    Chatham Technologies Acquisition, Inc., Term Loan.....  NR             NR     08/18/03 to 08/18/05       10,894,175
   5,888    Claricom, Inc., Term Loan.............................  NR             NR           11/30/02              5,887,963
   7,000    Control Data Systems, Inc., Term Loan.................  NR             NR           11/26/00              7,000,012
  43,768    DecisionOne Corp., Term Loan..........................  B1             B+     08/07/03 to 08/07/05       43,768,158
  17,143    Fairchild Semiconductor Corp., Term Loan..............  Ba3            BB           03/11/03             17,141,305
   5,400    Fisher Scientific International, Inc., Term Loan......  Ba3            B+     01/21/05 to 01/21/06        5,501,762
  15,451    Graphic Controls Corp., Term Loan.....................  B1             NR           09/28/03             15,393,342
   3,981    Labtec, Inc., Term Loan...............................  NR             NR           10/07/04              3,980,921
   8,358    Rowe International, Inc., Term Loan (a)...............  NR             NR           03/31/00              7,104,583
   8,786    Sarcom, Inc., Term Loan...............................  NR             NR           12/31/02              8,805,564
  25,000    Sterling Diagnostic Imaging, Inc., Term Loan..........  NR             NR           09/30/05             25,000,000



                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
           VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
           ELECTRONICS (CONTINUED)
$ 13,707   Viasystems, Inc., Term Loan...........................  B1            B+    03/31/04 to 06/30/05   $   13,714,170
      91   Viasystems, Inc., Revolving Credit....................  B1            B+          12/31/02                 90,506
   2,500   Wavetek Corp., Term Loan..............................  Ba3           BB-         12/15/02              2,500,026
     500   Wavetek Corp., Revolving Credit.......................  Ba3           BB-         12/15/02                500,005
   4,925   WGL Acquisition Corp., Term Loan......................  NR            NR          07/30/04              4,925,000
                                                                                                              --------------
                                                                                                                 238,435,322
                                                                                                              --------------
           ENTERTAINMENT/LEISURE  4.3%
  24,886   AMF Group, Inc., Term Loan............................  Ba2           BB-   03/31/03 to 03/31/04       24,879,867
  21,500   ASC Network Corp., Term Loan..........................  NR            NR          05/31/06             21,500,000
   2,500   Camelot Music Holdings, Inc., Revolving Credit........  NR            NR          01/27/02              2,500,000
  33,000   Fleer Corp., Term Loan (a) (b)........................  NR            NR          02/28/02             24,750,000
  20,000   Florida Panthers Holding, Inc., Term Loan.............  NR            NR          12/15/98             20,000,000
   7,920   KSL Recreation Group, Inc., Term Loan.................  B2            B+    04/30/05 to 04/30/06        7,927,479
   4,503   KSL Recreation Group, Inc., Revolving Credit..........  B2            B+          04/30/04              4,502,783
  79,000   Metro-Goldwyn-Mayer, Inc., Term Loan..................  Ba1           NR    03/31/05 to 03/31/06       79,000,000
  28,080   Metro-Goldwyn-Mayer, Inc., Revolving Credit...........  Ba1           NR          09/30/03             28,080,273
   7,000   Regal Cinemas, Inc., Term Loan........................  Ba3           BB-   05/27/06 to 05/27/07        7,000,000
   9,646   RTI Funding Corp., Term Loan..........................  NR            NR    02/08/03 to 02/08/04        9,645,988
  10,000   SFX Entertainment, Inc., Term Loan....................  B1            BB-         03/31/06             10,000,027
   6,700   Sportcraft, Ltd., Term Loan...........................  NR            NR          12/31/02              6,700,000
  46,819   Viacom, Inc., Term Loan...............................  Ba2           BB+   04/01/02 to 07/01/02       46,837,385
   4,152   Viacom, Inc., Revolving Credit........................  Ba2           BB+         07/01/02              4,156,049
  15,000   WestStar Cinemas, Inc., Term Loan.....................  NR            NR          09/30/05             15,000,000
                                                                                                              --------------
                                                                                                                 312,479,851
                                                                                                              --------------
           FARMING & AGRICULTURE  0.4%
   9,628   CBP Resources, Inc., Term Loan........................  NR            NR          09/30/03              9,628,170
   8,977   Seminis, Inc., Term Loan..............................  NR            NR    12/31/03 to 12/31/04        8,977,005
   4,937   Walco International, Inc., Term Loan..................  NR            NR          03/31/04              4,945,000
   3,416   Windy Hill Pet Food Co., Inc., Term Loan..............  Ba3           BB-         12/31/03              3,422,921
     151   Windy Hill Pet Food Co., Inc., Revolving Credit.......  Ba3           BB-         12/31/03                152,863
                                                                                                              --------------
                                                                                                                  27,125,959
                                                                                                              --------------
           FINANCE  7.4%
   1,586   Ark Asset Holdings, Inc., Term Loan...................  NR            NR          11/30/01              1,586,008
  14,000   Blackstone Capital Co., Term Loan.....................  NR            NR          05/31/99             14,010,310
  25,000   Bridge Information Systems, Inc., Term Loan...........  NR            NR          05/27/05             25,000,000
  65,458   HM/RB Partners, L.P., Term Loan.......................  NR            NR          12/31/98             65,457,611
  45,500   Mafco Finance Corp., Term Loan........................  NR            NR          04/28/00             45,500,000
   6,240   Mafco Finance Corp., Revolving Credit.................  NR            NR          04/28/00              6,240,016
  39,982   OSI Holdings Corp., Term Loan.........................  B2            NR          10/15/04             39,981,042
  37,490   Patriot American Hospitality, Inc., Term Loan.........  NR            NR    03/31/99 to 03/31/03       37,488,577
  65,000   Paul G. Allen, Term Loan..............................  NR            NR          06/10/03             64,998,874
 131,159   Starwood Hotels and Resorts, Inc., Term Loan..........  NR            NR    02/23/99 to 02/23/03      131,159,105
 107,899   Ventas Realty Ltd., Inc., Term Loan...................  NR            NR          04/30/03            107,886,471
                                                                                                              --------------
                                                                                                                 539,308,014
                                                                                                              --------------
           FOOD/BEVERAGE  1.5%
  11,500   Amerifoods Cos., Inc., Term Loan......................  NR            NR    06/30/99 to 06/30/02       10,925,000
   9,097   Edwards Baking Corp., Term Loan.......................  NR            NR    09/30/03 to 09/30/05        9,096,864
  12,500   Favorite Brands International, Inc., Term Loan........  B2            B           05/19/05             12,500,000

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           FOOD/BEVERAGE (CONTINUED)
$ 20,337   Fleming Cos., Inc., Term Loan.........................  Ba3           B+          07/25/04         $   20,397,673
   6,176   Fleming Cos., Inc., Revolving Credit..................  Ba3           B+          07/25/03              6,307,373
   7,500   Leon's Bakery, Inc., Term Loan........................  NR            NR          05/02/05              7,500,000
   7,257   Mistic Brands, Inc., Term Loan........................  NR            NR    06/01/04 to 06/01/05        7,257,057
   5,700   Southern Foods Group, Inc., Term Loan.................  Ba3           BB-         02/28/06              5,700,004
  22,898   Stroh Brewery Co., Term Loan..........................  NR            NR          06/30/03             22,897,740
   5,550   Windsor Quality Food Co., Ltd., Term Loan.............  NR            NR          12/31/01              5,550,431
                                                                                                              --------------
                                                                                                                 108,132,142
                                                                                                              --------------
           FOOD STORES/GROCERY  1.5%
  42,756   Bruno's, Inc., Term Loan (a) (b)......................  Caa2          NR    12/02/03 to 04/15/05       38,039,434
   4,830   Bruno's, Inc., Revolving Credit (a) (b)...............  Caa2          NR          12/02/03              4,294,150
  12,464   Eagle Family Foods, Inc., Term Loan...................  B1            B+          12/31/05             12,464,338
   4,592   Harvest Foods, Inc., Term Loan (a) (b)................  NR            NR          06/30/02                 91,830
  30,954   Pathmark Stores, Inc., Term Loan......................  B1            B+    06/15/01 to 12/15/01       30,987,966
   3,636   Pathmark Stores, Inc., Revolving Credit...............  B1            B+          06/15/01              3,660,949
   8,474   Randall's Food Markets, Inc., Term Loan...............  Ba3           B+          06/27/06              8,473,905
   1,014   Randall's Food Markets, Inc., Revolving Credit........  Ba3           B+          06/27/04              1,014,089
   8,391   Star Markets Co., Inc., Term Loan.....................  Ba3           NR    12/31/02 to 12/31/03        8,395,532
   2,574   Star Markets Co., Inc., Revolving Credit..............  Ba3           NR          12/31/01              2,574,222
                                                                                                              --------------
                                                                                                                 109,996,415
                                                                                                              --------------
           HEALTH CARE & BEAUTY AIDS  1.4%
   7,180   Chattem, Inc., Term Loan..............................  Ba2           NR          02/14/04              7,177,281
  17,216   Mary Kay Cosmetics, Inc., Term Loan...................  NR            NR          03/06/04             17,239,037
     214   Mary Kay Cosmetics, Inc., Revolving Credit............  NR            NR          03/06/04                219,013
  24,750   Playtex Products, Inc., Term Loan.....................  Ba2           BB          09/15/03             24,762,453
  54,725   Revlon Consumer Products Corp., Term Loan.............  Ba3           BB-         05/30/02             54,759,540
                                                                                                              --------------
                                                                                                                 104,157,324
                                                                                                              --------------
           HEALTHCARE  10.8%
   6,500   Charter Behavioral, Revolving Credit..................  NR            NR          06/17/02              6,521,986
  58,987   Community Health Systems, Inc., Term Loan.............  NR            NR    12/31/03 to 12/31/05       58,987,066
  50,836   Dade International, Inc., Term Loan...................  B1            NR    12/31/02 to 12/31/04       50,833,800
  26,865   Extendicare Health Services, Inc., Term Loan..........  Ba3           B+          12/31/03             26,865,189
  27,397   FPA Medical Management, Inc., Term Loan(b)............  Caa3          D           09/30/01             21,937,560
   3,310   FPA Medical Management, Inc., Debtor in Possession(b).  Caa3          D           02/01/09              3,310,000
  30,398   Genesis Healthcare Ventures, Inc., Term Loan..........  Ba3           B+    09/30/04 to 06/01/05       30,398,333
 150,000   Integrated Health Services, Inc., Term Loan...........  Ba3           B+    09/15/04 to 12/31/05      150,000,000
   8,955   Kinetic Concepts, Inc., Term Loan.....................  Ba3           B+    12/31/04 to 12/31/05        8,955,038
  50,000   Magellan Health Services, Inc., Term Loan.............  B1            B+          02/12/05             50,043,973
   6,714   Medical Specialties Group, Inc., Term Loan............  NR            NR    06/30/01 to 06/30/04        6,714,775
  11,000   Mediq/PRN Life Support Services, Inc., Term Loan......  B1            B+          06/30/06             11,009,847
  16,230   MedPartners, Inc., Term Loan..........................  Ba3           BB-         05/31/01             16,229,793
   3,536   MedPartners, Inc., Revolving Credit...................  Ba3           BB-         05/31/01              3,535,718
  15,209   Multicare Companies, Inc., Term Loan..................  B1            B+    09/30/04 to 06/01/05       15,208,750
  45,000   National Medical Care, Inc., Term Loan................  Ba1           BB          09/30/03             45,072,780
  13,500   Oxford Health Plans, Inc., Term Loan..................  B3            NR          05/15/03             13,500,012
  25,000   Paragon Health Network, Inc., Term Loan...............  Ba3           B+    03/31/05 to 03/31/06       25,000,000
  35,142   Quest Diagnostics, Inc., Term Loan....................  Ba3           BB+   12/05/02 to 06/30/06       35,186,936
   7,940   SMT Health Services, Inc., Term Loan..................  NR            NR          08/30/03              7,939,863

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           HEALTHCARE (CONTINUED)
$ 49,704   Sun Healthcare Group, Inc., Term Loan.................  Ba3           B+    11/12/04 to 11/12/05   $   49,709,375
  90,000   Total Renal Care Holdings, Inc., Term Loan............  Ba2           NR          03/31/08             90,000,000
  61,111   Vencor, Inc., Term Loan...............................  B1            B+          01/15/05             61,111,220
                                                                                                              --------------
                                                                                                                 788,072,014
                                                                                                              --------------
           HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE
           CONSUMER PRODUCTS  1.7%
  13,000   Corning Consumer Products, Co., Term Loan.............  B1            BB-         10/09/06             13,000,000
  50,765   Dal-Tile Group, Inc., Term Loan.......................  NR            NR    12/31/02 to 12/31/03       50,858,413
   4,582   Dal-Tile Group, Inc., Revolving Credit................  NR            NR          12/31/02              4,583,515
  34,000   Furniture Brands International, Inc., Term Loan.......  NR            NR          06/30/07             34,014,648
  20,834   Imperial Home Decor Group, Inc., Term Loan............  B1            B+    03/12/04 to 03/13/06       20,834,026
   2,252   Imperial Home Decor Group, Inc., Revolving Credit.....  B1            B+          03/12/04              2,252,252
                                                                                                              --------------
                                                                                                                 125,542,854
                                                                                                              --------------
           HOTELS, MOTELS, & GAMING  0.8%
  41,000   Aladdin Gaming, LLC, Term Loan........................  B2            NR          02/26/08             41,000,000
   9,759   Alliance Gaming Corp., Term Loan......................  B2            NR          01/31/05              9,758,833
   2,143   Alliance Gaming Corp., Delayed Draw Term Loan.........  B1            BB          01/31/05              2,142,783
   4,941   Las Vegas Sands, Inc., Term Loan......................  NR            B+          11/30/03              4,941,236
     780   Las Vegas Sands, Inc., Revolving Credit...............  NR            B+          11/30/03                779,836
                                                                                                              --------------
                                                                                                                  58,622,688
                                                                                                              --------------
           INSURANCE  0.2%
  17,500   BRW Acquisition, Inc., Term Loan......................  NR            NR    07/10/06 to 07/10/07       17,500,000
                                                                                                              --------------
           MACHINERY  0.4%
   9,500   Alliance Laundry Systems, LLC, Term Loan..............  B1            B+          06/30/05              9,501,790
  15,000   Ocean Rig (Norway), Term Loan.........................  NR            NR          06/01/08             15,000,700
   5,916   RIGCO N. A., LLC, Term Loan...........................  NR            NR          09/30/98              5,919,724
                                                                                                              --------------
                                                                                                                  30,422,214
                                                                                                              --------------
           MINING, STEEL, IRON, & NON-PRECIOUS METALS  0.4%
  10,195   Alliance Coal Corp., Term Loan........................  NR            NR    12/31/01 to 12/31/02       10,199,370
   5,486   Earle M. Jorgensen, Term Loan.........................  B1            B+          03/31/04              5,507,098
   9,603   Fairmont Minerals Ltd., Term Loan.....................  NR            NR          02/25/05              9,602,396
   4,997   Global Metal Technologies, Inc., Term Loan............  NR            NR          03/13/05              4,996,202
                                                                                                              --------------
                                                                                                                  30,305,066
                                                                                                              --------------
           NATURAL RESOURCES -- COAL  0.1%
   4,711   Centennial Resources, Inc., Term Loan.................  NR            NR    03/31/02 to 03/31/04        4,248,201
                                                                                                              --------------
           NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045   Homemaker Industries, Inc., Term Loan.................  NR            NR          06/30/04              4,053,574
                                                                                                              --------------
           PAPER & FOREST PRODUCTS  0.9%
  24,509   Crown Paper Co., Term Loan............................  Ba3           BB          08/23/02             24,512,546
   3,258   Crown Paper Co., Revolving Credit.....................  Ba3           BB          08/23/02              3,259,818
   4,000   CST/Office Products Corp., Term Loan..................  NR            NR          12/31/01              4,003,767
  15,000   Le Group Forex, Inc., Term Loan.......................  NR            BB          06/30/05             15,000,000
  17,156   Paper Acquisition Corp., Term Loan....................  NR            NR          06/17/01             17,156,190
                                                                                                              --------------
                                                                                                                  63,932,321
                                                                                                              --------------
           PERSONAL & MISCELLANEOUS SERVICES  0.5%
   9,150   Arena Brands, Inc., Term Loan.........................  NR            NR          06/01/02              9,150,000
     600   Arena Brands, Inc., Revolving Credit..................  NR            NR          06/01/02                600,000
  22,795   Boyds Collection Ltd., Term Loan......................  Ba3           B+          04/21/06             22,795,022

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
$  4,786   Smarte Carte Corp., Term Loan.........................  NR            NR          06/30/03         $    4,790,084
                                                                                                              --------------
                                                                                                                  37,335,106
                                                                                                              --------------
           PHARMACEUTICALS  0.4%
  17,167   Endo Pharmaceuticals, Inc., Term Loan.................  NR            NR          06/30/04             17,166,717
  11,726   King Pharmaceuticals, Inc., Term Loan.................  NR            NR          02/27/04             11,725,916
                                                                                                              --------------
                                                                                                                  28,892,633
                                                                                                              --------------
           PRINTING/PUBLISHING  4.2%
  15,000   Advanstar Communications, Term Loan...................  Ba3           B+          04/30/05             15,000,000
  13,889   ADVO, Inc., Term Loan.................................  NR            NR          09/29/03             13,889,458
  35,000   American Media Operations, Inc., Term Loan............  Ba2           BB-         03/31/04             35,000,094
   9,950   Bear Island Paper Co., LLC, Term Loan.................  Ba3           B+          12/31/05              9,949,705
   9,000   Cygnus Publishing, Inc., Term Loan....................  NR            NR          06/05/05              9,018,267
  60,000   Journal Register Co., Term Loan.......................  Ba1           BB+         09/30/06             60,000,000
  32,385   Morris Communications, Inc., Term Loan................  NR            NR    03/31/04 to 06/30/05       32,393,080
  34,315   Outdoor Systems, Inc., Term Loan......................  Ba2           BB-         06/30/04             34,323,366
  19,000   PRIMEDIA, Inc., Term Loan.............................  Ba3           NR          06/30/04             19,001,836
   7,429   TransWestern Publishing, L.P., Term Loan..............  Ba3           B+          10/01/04              7,429,412
   7,845   Von Hoffman Press, Inc., Term Loan....................  B1            B+    05/30/03 to 05/30/05        7,852,215
   2,016   Von Hoffman Press, Inc., Revolving Credit.............  B1            B+          05/30/03              2,016,000
   5,000   Yellow Book USA, L.P., Term Loan......................  NR            NR    12/15/05 to 12/05/06        5,000,000
  45,000   Ziff-Davis Publishing, Inc., Term Loan................  Ba2           BB          03/31/05             45,000,000
   9,975   21st Century Newspaper, Inc., Term Loan...............  NR            NR          09/15/05              9,973,953
                                                                                                              --------------
                                                                                                                 305,847,386
                                                                                                              --------------
           RESTAURANTS & FOOD SERVICE  1.9%
  12,500   Applebee's International, Inc., Term Loan.............  Ba3           NR          03/31/06             12,500,429
   5,657   California Pizza Kitchen, Inc., Term Loan.............  NR            NR          09/30/04              5,657,250
     943   Carvel Corp., Term Loan...............................  NR            NR          12/31/98                848,403
  37,730   CKE Restaurants, Inc., Term Loan......................  Ba2           NR          04/15/03             37,730,196
   9,893   IM Stadium, Inc., Term Loan...........................  NR            NR    12/31/02 to 12/31/03        9,892,833
   5,932   Jet Plastica Industries, Inc., Term Loan..............  NR            NR    12/31/02 to 12/31/04        5,944,157
  42,253   S.C International Services, Inc., Term Loan...........  Ba3           NR          08/28/02             42,252,500
  26,275   Shoney's, Inc., Term Loan.............................  Ba3           NR          04/30/02             26,275,244
                                                                                                              --------------
                                                                                                                 141,101,012
                                                                                                              --------------
           RETAIL -- CATALOG  0.0%
   2,267   Brylane, L.P., Term Loan..............................  Ba2           NR          10/20/02              2,266,667
     860   Brylane, L.P., Revolving Credit.......................  Ba2           NR          06/30/02                860,017
                                                                                                              --------------
                                                                                                                   3,126,684
                                                                                                              --------------
           RETAIL -- LUXURY GOODS  0.1%
   9,321   Ebel USA, Inc., Term Loan.............................  NR            NR          09/30/01              9,322,247
                                                                                                              --------------
           RETAIL -- OFFICE PRODUCTS  0.7%
   6,386   Identity Group, Inc., Term Loan.......................  NR            NR          11/22/03              6,392,008
  45,000   U.S. Office Products Co., Term Loan...................  B1            B-          06/09/06             45,000,235
                                                                                                              --------------
                                                                                                                  51,392,243
                                                                                                              --------------
           RETAIL -- OIL & GAS  0.2%
  11,900   TravelCenters of America, Inc., Term Loan.............  Ba2           BB          03/31/05             11,915,060
                                                                                                              --------------
           RETAIL -- SPECIALTY  0.2%
   7,083   Hollywood Entertainment Corp., Revolving Credit.......  Ba3           NR          09/05/02              7,083,330
   7,952   Luxottica Group SPA, Term Loan........................  NR            NR          06/30/01              7,952,383
                                                                                                              --------------
                                                                                                                  15,035,713
                                                                                                              --------------
           RETAIL -- STORES  1.1%
  11,500   Advance Stores Inc., Term Loan........................  NR            NR          04/15/06             11,500,199

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)

           RETAIL -- STORES (CONTINUED)
$ 17,086   Color Tile, Inc., Term Loan...........................  NR            NR          12/31/98         $    6,663,504
   5,897   Kirkland's Holdings, Term Loan........................  NR            NR          06/30/02              5,898,978
   7,500   Nebraska Book Co., Inc., Term Loan....................  B1            B+          03/31/06              7,500,010
  24,407   Payless Cashways, Inc., Term Loan.....................  B3            NR          11/30/02             24,406,856
   5,700   Payless Cashways, Inc., Revolving Credit..............  B3            NR          05/31/02              5,700,006
  15,702   Peebles, Inc., Term Loan..............................  NR            NR          06/09/02             15,699,633
   4,922   Vitamin Shoppe Industries, Inc., Term Loan............  NR            NR          05/15/04              4,921,857
                                                                                                              --------------
                                                                                                                  82,291,043
                                                                                                              --------------
           TELECOMMUNICATIONS -- CELLULAR  3.4%
  10,000   American Cellular Wireless, Inc., Term Loan...........  B2            NR          06/30/07             10,002,667
 100,000   BCP SP Ltd., Term Loan................................  NR            NR          03/16/00             99,000,420
  75,000   Cellular, Inc., Financial Corp. (CommNet), Term
           Loan..................................................  B1            B     09/18/06 to 09/18/07       75,001,104
  65,000   Western Wireless Corp., Term Loan.....................  B1            NR          03/31/05             65,000,101
                                                                                                              --------------
                                                                                                                 249,004,292
                                                                                                              --------------
           TELECOMMUNICATIONS -- HYBRID  1.5%
  21,120   Atlantic Crossing, Term Loan..........................  NR            NR          11/30/02             21,120,151
  90,000   Nextel Finance Co., Term Loan.........................  Ba3           B-          09/30/06             90,001,092
   2,870   Nextel Finance Co., Term Loan (Argentina).............  Ba3           B-          03/31/03              2,870,034
                                                                                                              --------------
                                                                                                                 113,991,277
                                                                                                              --------------
           TELECOMMUNICATIONS -- PERSONAL COMMUNICATION
           SYSTEMS  4.9%
  50,000   Cox Communications, Inc., Term Loan...................  Baa2          NR          12/31/06             49,995,848
  74,822   Omnipoint Communications, Inc., Term Loan.............  B2            B           02/17/06             74,822,229
  11,000   Powertel PCS, Inc., Revolving Credit..................  NR            NR          03/31/06             11,000,000
  78,775   Sprint Spectrum L.P., Term Loan.......................  Ba1           NR          01/31/02             78,847,703
  70,000   Sprint, Lucent Technologies Vendor Facility, Term
           Loan..................................................  NR            NR          06/30/01             70,180,074
  50,000   Sprint, Northern Telecom Vendor Facility, Term Loan...  NR            NR          03/31/05             50,252,588
  21,000   Triton PCS, Inc., Term Loan...........................  B1            B           05/04/07             21,000,000
                                                                                                              --------------
                                                                                                                 356,098,442
                                                                                                              --------------
           TELECOMMUNICATIONS -- WIRELESS MESSAGING  2.2%
  28,105   Arch Communications, Inc., Term Loan..................  B3            B-    12/31/02 to 06/30/06       28,108,136
  30,412   Iridium Operating LLC, Term Loan......................  B2            B           12/31/98             30,412,502
  12,500   Metrocall, Inc., Term Loan............................  B1            B           12/31/04             12,500,035
   3,916   Metrocall, Inc., Revolving Credit.....................  B1            B           12/31/04              3,981,840
  64,005   Mobilemedia Communications, Inc., Term Loan...........  NR            NR    06/30/02 to 06/30/03       64,006,982
   2,555   Mobilemedia Communications, Inc., Revolving Credit....  NR            NR          06/30/02              2,555,872
   9,500   Teletouch Communications, Inc., Term Loan.............  NR            NR          11/30/05              9,500,059
  11,000   TSR Wireless LLC, Term Loan...........................  NR            NR          06/30/05             10,999,698
                                                                                                              --------------
                                                                                                                 162,065,124
                                                                                                              --------------
           TEXTILES & LEATHER  1.1%
  11,213   American Marketing Industries, Inc., Term Loan........  NR            NR          11/30/02             11,212,500
   8,910   GFSI, Inc., Term Loan.................................  NR            NR          03/31/04              8,914,031
  14,913   Joan Fabrics Corp., Term Loan.........................  NR            NR    06/30/05 to 06/30/06       14,913,158
  13,392   Johnston Industries, Inc., Term Loan..................  NR            NR          07/01/00             13,391,679
   9,925   Norwood Promotional Products, Inc., Term Loan.........  NR            NR          08/28/04              9,924,575
  10,783   Polyfibron Technologies, Inc., Term Loan..............  NR            NR          12/28/03             10,790,749
   6,512   Simmons Co., Term Loan................................  Ba3           NR          03/31/03              6,512,466
   6,984   William Carter Co., Term Loan.........................  Ba3           BB-         10/30/03              6,988,949
                                                                                                              --------------
                                                                                                                  82,648,107
                                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                           Bank Loan Ratings+
 Amount                                                             Moody's        S&P           Stated
  (000)                            Borrower                             (Unaudited)            Maturity*             Value
-------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            TRANSPORTATION -- CARGO  1.4%
$ 28,695    Atlas Freighter Leasing, Inc., Term Loan..............  Ba3            NR     05/29/04 to 06/30/04   $   28,707,711
   9,975    CTC Distribution Services, LLC, Term Loan.............  NR             NR           02/15/06              9,975,083
  39,245    Evergreen International Aviation, Inc., Term Loan.....  Ba3            NR     05/31/02 to 05/31/03       39,321,652
   7,550    Gemini Air Cargo, Inc., Term Loan.....................  B1             NR           12/12/02              7,550,000
   7,500    North American Van Lines, Inc., Term Loan.............  NR             NR           03/30/05              7,500,000
   9,000    OmniTrax Railroads, LLC, Term Loan....................  NR             NR           05/14/05              9,000,070
                                                                                                                 --------------
                                                                                                                    102,054,516
                                                                                                                 --------------
            TRANSPORTATION -- MANUFACTURING COMPONENTS  0.5%
  27,860    Cambridge Industries, Inc., Term Loan.................  B1             NR           06/30/05             27,876,493
   9,250    Eagle-Picher Industries, Inc., Term Loan..............  B1             B+     08/31/05 to 08/31/06        9,250,027
                                                                                                                 --------------
                                                                                                                     37,126,520
                                                                                                                 --------------
            TRANSPORTATION -- PERSONAL  0.9%
  17,176    Blue Bird Body Co., Term Loan.........................  Ba2            BB-    11/02/02 to 11/01/03       17,183,816
  49,964    Continental Airlines, Inc., Term Loan.................  Ba1            BB     07/31/02 to 07/31/04       50,000,617
                                                                                                                 --------------
                                                                                                                     67,184,433
                                                                                                                 --------------
            TRANSPORTATION -- RAIL MANUFACTURING  0.3%
  23,003    Johnstown America Industries, Inc., Term Loan.........  Baa3           NR           03/31/03             23,003,430
                                                                                                                 --------------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  90.5%...............................................    6,617,436,013
                                                                                                                 --------------
            FIXED INCOME SECURITIES  0.8%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03)...................       13,541,264
            Satelites Mexicanos ($39,969,000 par, 10.00% coupon, maturing 06/30/04)...........................       40,018,961
                                                                                                                 --------------
            TOTAL FIXED INCOME SECURITIES.....................................................................       53,560,225
                                                                                                                 --------------
            EQUITIES  1.6%
            AFC Enterprises, Inc. (604,251 common shares) (c)(d)..............................................        3,625,506
            Best Products Co., Inc. (297,480 common shares) (d)...............................................                0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (d)...................................                0
            Camelot Music Holdings, Inc. (1,994,717 common shares) (d)........................................       84,775,472
            Classic Cable, Inc. (Warrants for 760 common shares) (d)..........................................                0
            Dan River, Inc. (192,060 common shares) (d).......................................................        2,904,908
            Flagstar Cos., Inc. (8,755 common shares) (d).....................................................               22
            London Fog Industries, Inc. (1,083,301 common shares) (c)(d)......................................       24,298,441
            London Fog Industries, Inc. (Warrants for 66,580 common shares) (d)...............................          446,752
            Nextel Communications, Inc. (Warrants for 60,000 common shares) (c)(d)............................          706,875
            Payless Cashways, Inc. (1,024,159 common shares) (d)..............................................        2,304,358
            RIGCO N.A., LLC (Warrants for .325% interest of company's fully diluted equity) (d)...............           16,250
            Sarcom, Inc. (43 common shares) (d)...............................................................                0
                                                                                                                 --------------
            TOTAL EQUITIES....................................................................................      119,078,584
                                                                                                                 --------------
            TOTAL LONG-TERM INVESTMENTS  92.9%
            (Cost $6,795,256,044).............................................................................    6,790,074,822
                                                                                                                 --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal
 Amount
  (000)                            Borrower                                                                        Value
-----------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS (CONTINUED)
            SHORT-TERM INVESTMENTS 6.3%
            COMMERCIAL PAPER  2.0%
            Case Credit Corp. ($30,000,000 par, maturing 08/03/98, yielding 5.80% to 5.82%).................   $   29,990,311
            CSX Corp. ($30,000,000 par, maturing 08/06/98, yielding 5.77%)..................................       29,975,958
            Illinois Central Railroad Co. ($7,900,000 par, maturing 08/05/98 to 08/11/98, yielding 5.70% to
            5.81%)..........................................................................................        7,890,108
            Nabisco, Inc. ($10,000,000 par, maturing 08/05/98, yielding 5.70%)..............................        9,993,667
            Rite Aid Corp. ($8,500,000 par, maturing 08/06/98, yielding 5.70%)..............................        8,493,271
            Safeway, Inc. ($14,000,000 par, maturing 09/02/98, yielding 5.71%)..............................       13,928,942
            Tandy Corp. ($5,000,000 par, maturing 08/04/98, yielding 5.67%).................................        4,997,638
            Texas Utilities Co. ($31,000,000 par, maturing 08/04/98, yielding 5.82%)........................       30,984,965
            Western Resources, Inc. ($15,000,000 par, maturing 08/03/98, yielding 5.75%)....................       14,995,208
                                                                                                               --------------
            TOTAL COMMERCIAL PAPER..........................................................................      151,250,068
                                                                                                               --------------
            SHORT-TERM LOAN PARTICIPATIONS  4.3%
            Alltel Corp. ($5,000,000 par, maturing 08/07/98, yielding 5.66%)................................        5,000,000
            American Stores Co. ($22,500,000 par, maturing 08/31/98 to 09/28/98, yielding 5.78% to 5.80%)...       22,500,000
            Anadarko Pete Corp. ($26,500,000 par, maturing 08/05/98 to 08/21/98, yielding 5.69%)............       26,500,000
            Bell Atlantic Financial Services, Inc. ($4,000,000 par, maturing 08/03/98, yielding 5.67%)......        4,000,000
            Cabot Corp. ($7,800,000 par, maturing 08/13/98, yielding 5.70%).................................        7,800,000
            Centex Corp. ($12,500,000 par, maturing 08/03/98, yielding 5.80%)...............................       12,500,000
            Englehard Corp. ($30,000,000 par, maturing 08/04/98 to 08/07/98, yielding 5.69% to 5.76%).......       30,000,000
            International Paper Co. ($30,000,000 par, maturing 08/03/98, yielding 5.80%)....................       30,000,000
            Nabisco, Inc. ($20,000,000 par, maturing 08/03/98, yielding 5.81%)..............................       20,000,000
            Ralston Purina Co. ($39,000,000 par, maturing 08/04/98 to 08/09/98, yielding 5.69% to 5.76%)....       39,000,000
            Tandy Corp. ($7,000,000 par, maturing 08/18/98, yielding 5.71%).................................        7,000,000
            Temple Inland, Inc. ($50,000,000 par, maturing 08/05/98 to 08/25/98, yielding 5.78% to 5.82%)...       50,000,000
            Times Mirror Co. ($20,900,000 par, maturing 08/05/98, yielding 5.60% to 5.63%)..................       20,900,000
            Times Mirror ($2,400,000 par, maturing 08/04/98, yielding 5.60%)................................        2,400,000
            Universal Corp. ($20,000,000 par, maturing 08/07/98, yielding 5.67%)............................       20,000,000
            Western Resources, Inc. ($15,000,000 par, maturing 08/20/98, yielding 5.71%)....................       15,000,000
                                                                                                               --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS............................................................      312,600,000
                                                                                                               --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $463,850,068).............................................................................      463,850,068
                                                                                                               --------------
            TOTAL INVESTMENTS 99.2%
            (Cost $7,259,106,112)...........................................................................    7,253,924,890
            OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%......................................................       58,958,513
                                                                                                               --------------
            NET ASSETS 100.0%...............................................................................   $7,312,883,403
                                                                                                                 ------------

NR = Not rated

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1998

--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $7,259,106,112).....................  $7,253,924,890
Receivables:
  Interest and Fees.........................................      57,766,824
  Fund Shares Sold..........................................      26,406,743
  Investments Sold..........................................       9,271,953
Other.......................................................          55,596
                                                              --------------
      Total Assets..........................................   7,347,426,006
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       9,528,711
  Custodian Bank............................................       7,513,945
  Investment Advisory Fee...................................       5,771,520
  Administrative Fee........................................       1,556,016
  Fund Shares Repurchased...................................       1,368,644
  Distributor and Affiliates................................       1,299,338
Accrued Expenses............................................       4,074,334
Deferred Facility Fees......................................       3,273,920
Trustees' Deferred Compensation and Retirement Plans........         156,175
                                                              --------------
      Total Liabilities.....................................      34,542,603
                                                              --------------
NET ASSETS..................................................  $7,312,883,403
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 733,069,022 shares issued and
  outstanding)..............................................  $    7,330,690
Paid in Surplus.............................................   7,327,247,726
Accumulated Undistributed Net Investment Income.............      10,753,143
Net Unrealized Depreciation.................................      (5,181,222)
Accumulated Net Realized Loss...............................     (27,266,934)
                                                              --------------
NET ASSETS..................................................  $7,312,883,403
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($7,312,883,403 divided by
  733,069,022 shares outstanding)...........................  $         9.98
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $536,579,706
Fees........................................................    17,284,122
Other.......................................................     3,414,378
                                                              ------------
    Total Income............................................   557,278,206
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    63,011,682
Administrative Fee..........................................    16,947,689
Shareholder Services........................................     7,456,983
Legal.......................................................     2,007,500
Custody.....................................................     1,898,141
Trustees' Fees and Expenses.................................       192,260
Other.......................................................     4,191,259
                                                              ------------
    Total Expenses..........................................    95,705,514
                                                              ------------
NET INVESTMENT INCOME.......................................  $461,572,692
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(17,725,403)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (31,460,156)
  End of the Period.........................................    (5,181,222)
                                                              ------------
Net Unrealized Appreciation During the Period...............    26,278,934
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  8,553,531
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $470,126,223
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended       Year Ended
                                                             July 31, 1998    July 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income....................................... $  461,572,692   $  392,667,747
Net Realized Gain/Loss......................................    (17,725,403)         442,960
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     26,278,934      (25,147,243)
                                                             --------------   --------------
Change in Net Assets from Operations........................    470,126,223      367,963,464
Distributions from Net Investment Income....................   (461,726,242)    (390,215,999)
                                                             --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      8,399,981      (22,252,535)
                                                             --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold............................  1,654,063,711    1,781,772,630
Value of Shares Issued Through Dividend Reinvestment........    245,628,149      209,636,808
Cost of Shares Repurchased..................................   (832,176,219)    (597,973,300)
                                                             --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  1,067,515,641    1,393,436,138
                                                             --------------   --------------
TOTAL INCREASE IN NET ASSETS................................  1,075,915,622    1,371,183,603
NET ASSETS:
Beginning of the Period.....................................  6,236,967,781    4,865,784,178
                                                             --------------   --------------
End of the Period (Including accumulated undistributed net
investment income of $10,753,143 and $5,369,829,
respectively)............................................... $7,312,883,403   $6,236,967,781
                                                             ==============   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1998
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   470,126,223
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (1,046,568,647)
  Increase in Interest and Fees Receivables.................      (12,378,076)
  Increase in Receivable for Investments Sold...............       (8,515,656)
  Increase in Other Assets..................................          (18,384)
  Decrease in Deferred Facility Fees........................      (14,834,232)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        1,043,363
  Increase in Distributor and Affiliates Payable............          357,450
  Increase in Accrued Expenses..............................        2,210,345
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................           87,832
                                                              ---------------
    Total Adjustments.......................................   (1,078,616,005)
                                                              ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (608,489,782)
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    1,650,625,395
Payments on Shares Repurchased..............................     (831,182,017)
Increase in Intra-day Credit Line with Custodian Bank.......        2,416,918
Cash Dividends Paid.........................................     (213,370,514)
                                                              ---------------
  Net Cash Provided by Financing Activities.................      608,489,782
                                                              ---------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                              ---------------
CASH AT END OF THE PERIOD...................................  $           -0-
                                                              ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.


------------------------------------------------------------------------------------------------------------------

                                                                              Year Ended July 31,
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ----------------------------------------------------
Net Asset Value, Beginning of the Period....................  $  9.963   $ 10.002   $ 10.046   $ 10.052   $ 10.004
                                                              --------   --------   --------   --------   --------
  Net Investment Income.....................................      .675       .701       .735       .756       .618
  Net Realized and Unrealized Gain/Loss.....................      .015      (.042)     (.028)     (.004)      .015
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      .690       .659       .707       .752       .633
Less Distributions from Net Investment Income...............      .677       .698       .751       .758       .585
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052
                                                              ========   ========   ========   ========   ========
Total Return (a)............................................     7.22%      6.79%      7.22%      7.82%      6.52%
Net Assets at End of the Period (In millions)...............  $7,312.9   $6,237.0   $4,865.8   $2,530.1   $1,229.0
Ratio of Expenses to Average Net Assets.....................     1.41%      1.42%      1.46%      1.49%      1.53%
Ratio of Net Investment Income to Average Net Assets........     6.81%      7.02%      7.33%      7.71%      6.16%
Portfolio Turnover (b)......................................       73%        83%        66%        71%        74%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust, formerly known as Van Kampen American Capital Prime Rate Income Trust, (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $6,617,436,013 (90.5% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Facilities fees on senior loans purchased after July 31, 1997, are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

                                 July 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $3,873,769, which will expire between July 31, 2004 and July 31, 2006. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, past October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for tax purposes but not for book purposes at the end of the fiscal year.

       At July 31, 1998, for federal income tax purposes cost of long- and short-term investments is $7,264,846,206, the aggregate gross unrealized appreciation is $37,643,032 and the aggregate gross unrealized depreciation is $48,564,348 resulting in net unrealized depreciation of $10,921,316.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $293,828 were reclassified from accumulated undistributed net investment income to capital, $3,294,396 relating to losses recognized on the sale of securities which are deferred for tax purposes were reclassified from accumulated net realized gains/losses to capital and $5,243,036 relating to income and gain/loss recognized on restructured securities were reclassified from accumulated net investment income to accumulated net realized gain/loss.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $4.0 billion..........................................  .950 of 1%
Next $3.5 billion...........................................  .900 of 1%
Next $2.5 billion...........................................  .875 of 1%
Over $10.0 billion..........................................  .850 of 1%

       In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

                                 July 31, 1998
--------------------------------------------------------------------------------

       For the year ended July 31, 1998, the Trust recognized expenses of approximately $375,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

       For the year ended July 31, 1998, the Trust recognized expenses of approximately $81,300 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

       Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1998, the Trust recognized expenses for these services of approximately $5,423,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

       The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1998 and July 31, 1997, paid in surplus aggregated $7,327,247,726 and $6,264,390,819, respectively.

       Transactions in common shares were as follows:

                                                              YEAR ENDED      YEAR ENDED
                                                             JULY 31, 1998   JULY 31, 1997
------------------------------------------------------------------------------------------
Beginning Shares............................................  626,018,023     486,490,317
                                                              -----------     -----------
Shares Sold.................................................  165,907,778     178,438,954
Shares Issued Through Dividend Reinvestment.................   24,636,104      20,996,830
Shares Repurchased..........................................  (83,492,883)    (59,908,078)
                                                              -----------     -----------
Net Increase in Shares Outstanding..........................  107,050,999     139,527,706
                                                              -----------     -----------
Ending Shares...............................................  733,069,022     626,018,023
                                                              ===========     ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $5,864,054,259 and $4,408,914,721, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1998, 83,492,883 shares were tendered and repurchased by the Trust.

                                 July 31, 1998
--------------------------------------------------------------------------------

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                             WITHDRAWAL
                     YEAR OF REPURCHASE                        CHARGE
-----------------------------------------------------------------------
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

       For the year ended July 31, 1998, Van Kampen received early withdrawal charges of approximately $16,169,200 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $417,155,600 as of July 31, 1998. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

                                 July 31, 1998
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.
    At July 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                             PRINCIPAL
                                                              AMOUNT      VALUE
                    SELLING PARTICIPANT                        (000)      (000)
---------------------------------------------------------------------------------
Lehman Brothers............................................. $100,000    $100,000
Chase Securities Inc........................................   77,732      77,735
Bankers Trust...............................................   60,071      59,991
Bank of New York............................................   52,257      52,257
Donaldson Lufkin Jenrette...................................    9,748       9,748
Canadian Imperial Bank of Commerce..........................    6,619       6,622
Goldman Sachs...............................................    6,480       6,350
Fleet National Bank.........................................    3,000       3,000
                                                             --------    --------
Total....................................................... $315,907    $315,703
                                                             ========    ========

9. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS:

        Included in Part A:

           Financial Highlights

        Included in Part B:


           Portfolio of Investments as of January 31, 1999; Statement of Assets and Liabilities as of January 31, 1999; Statements of Operations for the six months ended January 31, 1999; Statement of Changes in Net Assets for the six months ended January 31, 1999 and the year ended July 31, 1998; Statement of Cash Flows for the six months ended January 31, 1999; and Notes to Financial Statements (Unaudited)



           Independent Accountants' Report; Portfolio of Investments as of July
                 31, 1998; Statement of Assets and Liabilities as of July 31, 1998; Statement of Operations for the year ended July 31, 1998; Statement of Changes in Net Assets for the fiscal years ended July 31, 1998 and 1997; Statement of Cash Flows for the year ended July 31, 1998; and Notes to Financial Statements (Audited)


     (B) EXHIBITS


               (a)(i)    Amended and Restated Declaration of Trust dated September 19, 1989(1)
              (a)(ii)    Certificate of Amendment dated October 11, 1995(1)
                  (b)    By-laws(1)
                  (d)    Specimen Certificate of Common Shares of Beneficial Interest of Registrant(1)
                  (g)    Investment Advisory Agreement(2)
               (h(1))    Offering Agreement(2)
               (h(2))    Form of Dealer Agreement(+)
               (h(3))    Form of Broker Agreement(+)
               (h(4))    Form of Bank Agreement(+)
               (j(1))    Custodian Agreement(2)
               (j(2))    Transfer Agency and Service Agreement(2)
               (k(1))    Administration Agreement(2)
               (k(2))    Amended and Restated Legal Services Agreement(2)
                  (l)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
                  (n)    Consent of KPMG LLP(+)
                  (p)    Letter of Investment Intent(1)
                 (24)    Power of Attorney(+)
                 (27)    Financial Data Schedule(+)


---------------

(1) Incorporated by reference to the Fund's Registration Statement on Form N-2, File Nos. 333-14499 and 811-5845, filed on October 18, 1996.



(2) Incorporated by reference to Post-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, File Nos. 333-14999 and 811-5845, filed on November 13, 1997.



(+) Filed herewith.


ITEM 25: MARKETING ARRANGEMENTS

     See Exhibit h to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees.....................  $688,745
National Association of Securities Dealers, Inc. fees.......  $ 30,500
Printing and engraving expenses.............................  $ 70,000*
Legal fees..................................................  $ 50,000*
Accounting expenses.........................................  $  3,000*
Miscellaneous expenses......................................  $  5,000*
                                                              --------
               Total........................................  $847,245*
                                                              ========


---------------

* Estimated.


ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES


     At March 15, 1999



                  TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                  --------------                     ------------------------
Common Shares of Beneficial Interest, par value
  $.01 per share...................................          257,694


ITEM 29: INDEMNIFICATION

     Please see Article 5.3 of the Registrant's Amended and Restated Declaration of Trust (Exhibit (a)(i)) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by an Errors and Omissions Policy. Section 5 of the proposed Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any Common Shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Distribution Agreement provides that the Registrant shall indemnify the Distributor (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Distributor. (See Section 7 of the Distribution Agreement.)

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 02105-1713 or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181; and (iii) all such accounts, books and other documents required to be maintained by the principal underwriter will be maintained by Van Kampen Funds Inc., at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS

     1. Registrant undertakes to suspend offering of its Shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable

     3. Not applicable

     4. (a) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5. If applicable:

          (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS, ON THE 7TH DAY OF APRIL, 1999.


                                          VAN KAMPEN
                                          PRIME RATE INCOME TRUST


                                          By:       /s/ DENNIS J. McDONNELL


                                            ------------------------------------

                                                    Dennis J. McDonnell


                                                         President





     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED ON APRIL 7, 1999 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:



                     SIGNATURES                                              TITLE
                     ----------                                              -----
               /s/ DENNIS J. MCDONNELL                   Chairman, President
-----------------------------------------------------    (Chief Executive Officer) and Trustee
                 Dennis J. McDonnell

                /s/ JOHN L. SULLIVAN*                    Vice President and Treasurer
-----------------------------------------------------    (Chief Financial Officer and Accounting
                  John L. Sullivan                       Officer)

               /s/ THEODORE A. MYERS*                    Trustee
-----------------------------------------------------
                  Theodore A. Myers

                  /s/ ROD DAMMEYER*                      Trustee
-----------------------------------------------------
                    Rod Dammeyer

                 /s/ DAVID C. ARCH*                      Trustee
-----------------------------------------------------
                    David C. Arch

                 /s/ STEVEN MULLER*                      Trustee
-----------------------------------------------------
                    Steven Muller

                 /s/ DON G. POWELL*                      Trustee
-----------------------------------------------------
                    Don G. Powell

              /s/ HUGO F. SONNENSCHEIN*                  Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein

                 /s/ HOWARD J. KERR*                     Trustee
-----------------------------------------------------
                   Howard J. Kerr

                /s/ WAYNE W. WHALEN*                     Trustee
-----------------------------------------------------
                   Wayne W. Whalen



                                                                   April 7, 1999



* Signed by Dennis J. McDonnell pursuant to a Power of Attorney.



     /s/ DENNIS J. MCDONNELL

------------------------------------

        Dennis J. McDonnell

          Attorney-in-Fact

                       EXHIBIT INDEX TO FORM N-2 EXHIBITS
              SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                                ON APRIL 8, 1999



               (h(2))    Form of Dealer Agreement
               (h(3))    Form of Broker Agreement
               (h(4))    Form of Bank Agreement
                  (l)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                  (n)    Consent of KPMG LLP
                 (24)    Power of Attorney
                 (27)    Financial Data Schedule